          As filed with the Securities and Exchange Commission on March 25, 2009


                                                      Registration No. 333-70728
                                                                        811-4113

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 29


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 74


                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)
                           (Exact name of Registrant)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
          (formerly, The Manufacturers Life Insurance Company (U.S.A.))
                               (Name of Depositor)

                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                                 (617) 663-3000
               (Depositor's Telephone Number Including Area Code)

                            Thomas J. Loftus, Esquire
                  John Hancock Life Insurance Company (U.S.A.)
                               601 Congress Street
                              Boston, MA 02210-2805
                     (Name and Address of Agent for Service)

                                    Copy to:




Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[ ]  on _______________ pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485


[X]  on May 1, 2009, pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                                    VERSION A
                           (Venture Variable Annuity)
                          (currently issued contracts)

                                                    Prospectus dated May 1, 2009

                             (John Hancock (R) LOGO)
                             JOHN HANCOCK ANNUITIES

                           Venture(R) Variable Annuity

This Prospectus describes interests in VENTURE(R) flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture(R) Variable Annuity Contract for the name of your issuing Company.

VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Sub-Account invests in one of the following Portfolios of John Hancock Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. John Hancock Investments Management Services, LLC is the investment adviser to the John Hancock Trust. We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio:

CAPITAL RESEARCH AND MANAGEMENT COMPANY
(Adviser to the American Fund Insurance Series)
   American Asset Allocation Trust
   American Bond Trust
   American Global Growth Trust
   American Global Small Capitalization Trust
   American Growth Trust
   American Growth-Income Trust
   American High-Income Bond Trust
   American International Trust
   American New World Trust

DAVIS SELECTED ADVISERS, L.P.
   Financial Services Trust
   Fundamental Value Trust

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
   Real Estate Securities Trust(1)

DIMENSIONAL FUND ADVISORS LP & INVESCO AIM CAPITAL MANAGEMENT, INC.
   Small Cap Opportunities Trust(2)

FRANKLIN TEMPLETON INVESTMENTS CORP.
   International Small Cap Trust

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
   International Core Trust

JENNISON ASSOCIATES LLC
   Capital Appreciation Trust

MARSICO CAPITAL MANAGEMENT, LLC
   International Opportunities Trust

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
   High Income Trust

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED


   Core Allocation Trust



   Core Balanced Trust



   Core Disciplined Diversification Trust



   Core Fundamental Holdings Trust



   Core Global Diversification Trust



   Core Strategy Trust


   Lifestyle Aggressive Trust
   Lifestyle Balanced Trust
   Lifestyle Conservative Trust
   Lifestyle Growth Trust
   Lifestyle Moderate Trust
   Mid Cap Index Trust
   Money Market Trust
   Pacific Rim Trust

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust
   Total Return Trust

RCM CAPITAL MANAGEMENT LLC & T. ROWE PRICE ASSOCIATES, INC.
   Science & Technology Trust(3)

T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust
   Equity-Income Trust
   Health Sciences Trust
   Small Company Value Trust

TEMPLETON GLOBAL ADVISORS LIMITED
   International Value Trust

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
   Global Allocation Trust

VAN KAMPEN(4)
   Value Trust

WELLINGTON MANAGEMENT COMPANY, LLP


   Investment Quality Bond Trust


   Mid Cap Intersection Trust
   Mid Cap Stock Trust
   Natural Resources Trust
   Small Cap Growth Trust
   Small Cap Value Trust

WESTERN ASSET MANAGEMENT COMPANY
   High Yield Trust
   Strategic Bond Trust
   U.S. Government Securities Trust

(1)  RREEF America L.L.C. provides sub-subadvisory services to DIMA.

(2) The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors LP and Invesco Aim Capital Management, Inc.

(3) The Science & Technology Trust is subadvised by RCM Capital Management LLC and T. Rowe Price Associates, Inc.

(4)  Morgan Stanley Investment Management, Inc. doing business as Van Kampen.

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Venture 2009

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

ANNUITIES SERVICE CENTER
164 Corporate Drive
Portsmouth, NH 03801-6815
(617) 663-3000 or
(800) 344-1029

MAILING ADDRESS
Post Office Box 9505
Portsmouth, NH 03802-9505
www.jhannuities.com

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

ANNUITIES SERVICE CENTER
164 Corporate Drive
Portsmouth, NH 03801-6815
(877) 391-3748 or
(800) 551-2078

MAILING ADDRESS
Post Office Box 9506
Portsmouth, NH 03802-9506
www.jhannuitiesnewyork.com

                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS ..........................................................................     1
II. OVERVIEW ..........................................................................................     4
III. FEE TABLES .......................................................................................     9
   EXAMPLES ...........................................................................................    11
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS. ...........................    16
   THE COMPANIES ......................................................................................    16
   THE SEPARATE ACCOUNTS ..............................................................................    16
   THE PORTFOLIOS .....................................................................................    17
   VOTING INTEREST ....................................................................................    23
V. DESCRIPTION OF THE CONTRACT ........................................................................    24
   ELIGIBLE PLANS .....................................................................................    24
      Eligibility Restrictions ........................................................................    24
   ACCUMULATION PERIOD PROVISIONS .....................................................................    24
      Purchase Payments ...............................................................................    24
      Accumulation Units ..............................................................................    25
      Value of Accumulation Units .....................................................................    25
      Net Investment Factor ...........................................................................    25
      Transfers Among Investment Options ..............................................................    26
      Maximum Number of Investment Options ............................................................    27
      Telephone and Electronic Transactions ...........................................................    27
      Special Transfer Services - Dollar Cost Averaging ...............................................    27
      Special Transfer Services - Asset Rebalancing Program ...........................................    28
      Withdrawals .....................................................................................    28
      Signature Guarantee Requirements for Surrenders and Partial Withdrawals .........................    29
      Special Withdrawal Services - The Income Plan. ..................................................    29
      Special Withdrawal Services - The Income Made Easy Program ......................................    30
      Death Benefit During Accumulation Period ........................................................    30
   PAY-OUT PERIOD PROVISIONS ..........................................................................    31
      General .........................................................................................    31
      Annuity Options .................................................................................    32
      Determination of Amount of the First Variable Annuity Payment ...................................    34
      Annuity Units and the Determination of Subsequent Variable Annuity Payments .....................    35
      Transfers During Pay-out Period .................................................................    35
      Death Benefit During Pay-out Period .............................................................    35
   OTHER CONTRACT PROVISIONS ..........................................................................    35
      Right to Review .................................................................................    35
      Ownership .......................................................................................    36
      Annuitant .......................................................................................    36
      Beneficiary .....................................................................................    37
      Spouse ..........................................................................................    37
      Modification ....................................................................................    37
      Our Approval ....................................................................................    37
      Misstatement and Proof of Age, Sex or Survival.. ................................................    37
   FIXED INVESTMENT OPTIONS ...........................................................................    37
VI. OPTIONAL BENEFITS .................................................................................    39
OVERVIEW
   GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS .............................    39
      Availability of Guaranteed Minimum Withdrawal Benefit Riders ....................................    39
      Rider Fees ......................................................................................    40
      Restrictions on Additional Purchase Payments ....................................................    41
      Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders ...........    41
      Increases in Guaranteed Amounts .................................................................    42
      Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders ...    41
      Additional Annuity Options ......................................................................    44
      Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments ..................    44
      Impact of Death Benefits ........................................................................    42
      Tax Considerations ..............................................................................    45
      FEATURES OF THE INCOME PLUS FOR LIFE 5.09 SERIES ................................................    45
   ANNUAL STEP DEATH BENEFIT ..........................................................................    52
VII. CHARGES AND DEDUCTIONS ...........................................................................    54
   WITHDRAWAL CHARGES .................................................................................    54
      Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home ...................    55
   ANNUAL CONTRACT FEE ................................................................................    55
   ASSET-BASED CHARGES ................................................................................    55
      Daily Administration Fee ........................................................................    56
      Mortality and Expense Risks Fee .................................................................    56
   REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS .................................................    56
   PREMIUM TAXES ......................................................................................    57
VIII. FEDERAL TAX MATTERS .............................................................................    58
   INTRODUCTION .......................................................................................    58
   OUR TAX STATUS .....................................................................................    58
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS .......................................................    58
   NONQUALIFIED CONTRACTS .............................................................................    59
      Undistributed Gains .............................................................................    59
      Taxation of Annuity Payments ....................................................................    59
      Surrenders, Withdrawals and Death Benefits ......................................................    59
      Taxation of Death Benefit Proceeds ..............................................................    60
      Penalty Tax on Premature Distributions ..........................................................    60
      Puerto Rico Nonqualified Contracts ..............................................................    60
      Diversification Requirements ....................................................................    61
   QUALIFIED CONTRACTS ................................................................................    61
      Required Minimum Distributions ..................................................................    62
      Penalty Tax on Premature Distributions ..........................................................    63
      Rollovers and Transfers .........................................................................    63
      Section 403(b) Qualified Plans ..................................................................    64
      Puerto Rico Contracts Issued to Fund Retirement Plans ...........................................    65
IX. GENERAL MATTERS ...................................................................................    66
   ASSET ALLOCATION SERVICES ..........................................................................    66
   DISTRIBUTION OF CONTRACTS ..........................................................................    66
      Standard Compensation ...........................................................................    66
      Revenue Sharing and Additional Compensation .....................................................    66
      Differential Compensation .......................................................................    67
   CONFIRMATION STATEMENTS ............................................................................    67
   REINSURANCE ARRANGEMENTS ...........................................................................    67
   STATEMENTS OF ADDITIONAL INFORMATION ...............................................................    67
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE ..............................................   A-1
APPENDIX B: QUALIFIED PLAN TYPES ......................................................................   B-1
APPENDIX C: JOHN HANCOCK USA EXCHANGE PROGRAM .........................................................   C-1
APPENDIX D: ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ...................   D-1
APPENDIX E: ADDITIONAL INFORMATION ABOUT INCOME PLUS FOR LIFE 12.08 SERIES RIDERS .....................   E-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES ........................................................   U-1

I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ADJUSTED BENEFIT BASE: a term used with our guaranteed minimum withdrawal benefit Riders to describe an adjustment we make to the Rider's Benefit Base to reflect any Additional Purchase Payments we applied to the Benefit Base during the Contract Year prior to a Contract Anniversary. See "VI. Optional Benefits - Rider Fees."


AGE 65 CONTRACT ANNIVERSARY: The Contract Anniversary on, or next following, the date the Owner attains age 65.


AGE 95 CONTRACT ANNIVERSARY: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person attains age 95 (for Income Plus for Life
- Joint Life 5.09, the Covered Person is the older Covered Person).

ANNIVERSARY VALUE: A term used with our optional Annual Step Death Benefit Rider that describes one of the values we use to determine the death benefit. The Anniversary Value equals your Contract Value on the Contract Anniversary, plus Additional Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:

     a) is equal to the optional Annual Step Death Benefit prior to the withdrawal; and

     b) is equal to the Withdrawal Amount divided by the Contract Value prior to the partial withdrawal.

(See "VI. Optional Benefits - Annual Step Death Benefit.")

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as "co-Annuitant." The Annuitant and co-Annuitant are referred to collectively as "Annuitant." The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the service office, 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

ASSET ALLOCATION SERVICES: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine a guaranteed amount under the Rider. Please refer to "VI. Optional Benefits" for more details.


BENEFIT RATE means a rate we use to determine a guaranteed withdrawal amount under a guaranteed minimum withdrawal benefit Rider.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See "Full Surrenders During the Pay-out Period" in "V. Description of the Contract - Pay-Out Period Provisions."

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The Variable Annuity contract offered by this Prospectus.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.


COVERED PERSON(S): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to "VI. Optional Benefits" for more details.



CREDIT: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. The Credit may also be referred to as the "Bonus" or "Target Amount" in the Rider you purchase. Please refer to "VI. Optional Benefits" for more details.



CREDIT PERIOD: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a period of time we use to measure the availability of Credits. Credit Periods may be referred to as "Bonus Periods" or the periods ending on a "Target Date" in the Rider you purchase. Please refer to "VI. Optional Benefits" for more details.



CREDIT RATE is the rate we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider.


EXCESS WITHDRAWAL: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. Please refer to "VI. Optional Benefits" for more details.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INCOME PLUS FOR LIFE 5.09 SERIES RIDERS: Both Income Plus for Life 5.09 Riders - i.e., Income Plus for Life 5.09 and Income Plus for Life - Joint Life 5.09.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LIFETIME INCOME AMOUNT: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). Please refer to "VI. Optional Benefits" for more details.

LIFETIME INCOME DATE: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the Lifetime Income Amount. Please refer to "VI. Optional Benefits" for more details.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to "VI. Optional Benefits" for more details.

STEP-UP: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base. Please refer to "VI. Optional Benefits" for more details.

STEP-UP DATE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the date on which we determine whether a Step-up could occur.

SUB-ACCOUNT: A Sub-Account of a Separate Account. Each Sub-Account invests in shares of a specific Portfolio.

UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free withdrawal amount that have been taken to date.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchase a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

The Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under the Contract. "Variable" means your investment amounts in the Contract may increase or decrease in value daily based upon your investment choices. The Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

WHO IS ISSUING MY CONTRACT?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers access to diversified money managers, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings.


We will pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under "Death Benefit During Accumulation Period." For an additional fee, you may elect an optional death benefit called the "Annual Step Death Benefit." The Contract also offers optional guaranteed minimum withdrawal benefits, each for an additional fee. We provide more information about these benefits under "VI. Optional Benefits."


We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."


In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. WHEN YOU PURCHASE A CONTRACT FOR ANY TAX-QUALIFIED RETIREMENT PLAN, THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX DEFERRED TREATMENT OF EARNINGS BEYOND THE TREATMENT PROVIDED BY THE PLAN. CONSEQUENTLY, YOU SHOULD PURCHASE A CONTRACT FOR A QUALIFIED PLAN ONLY ON THE BASIS OF OTHER BENEFITS OFFERED BY THE CONTRACT. THESE BENEFITS MAY INCLUDE LIFETIME INCOME PAYMENTS, PROTECTION THROUGH LIVING AND DEATH BENEFITS, AND GUARANTEED FEES.


HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?


We use the term Purchase Payment to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments.


                    MINIMUM INITIAL   MINIMUM ADDITIONAL
TYPE OF CONTRACT   PURCHASE PAYMENT    PURCHASE PAYMENT
----------------   ----------------   ------------------
  Nonqualified          $5,000                $30
   Qualified            $2,000                $30


Generally, you may make Additional Purchase Payments at any time. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a guarantee minimum withdrawal benefit Rider. See "Additional Purchase Payments" in "VI. Optional Benefits."


WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Contracts with Contract Value under $99,000 have an annual Contract fee of $30. Your Contract also has asset-based charges to compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a Fixed Investment Option. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE MY INVESTMENT CHOICES?

There are two main types of Investment Options: Variable Investment Options and Fixed Investment Options.

VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct
- see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.

Allocating assets only to one or a small number of the Variable Investment Options, other than to Portfolios with balanced and diversified investment strategies (see "Portfolio Investment Objectives and Strategies" on page __), should not be considered a diversified investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your registered representative.

FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available, other than a DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we may make available.

Your investment option choices may be limited if you purchase a guarantee minimum withdrawal benefit Rider. See "Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders" in "VI. Optional Benefits."

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in "Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.

The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the "1940 Act") to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY I BUY UNDER THE CONTRACT?

For the additional charge shown in the Fee Tables, you may elect a Rider offering optional benefits. The availability of the Riders may vary by state.

Guaranteed Minimum Withdrawal Benefit Riders

Each of our optional guaranteed minimum withdrawal benefit Riders guarantees that you will be able to make withdrawals in an amount and over a period of time specified in your Rider, regardless of your Contract's investment performance. For more details, see "VI. Optional Benefits." The guaranteed minimum withdrawal benefit Riders offered under the Contract are:

     -    Income Plus for Life 5.09,* or


     -    Income Plus for Life - Joint Life 5.09.*



* If your application was received in good order prior to May 1, 2009, and it specified Income Plus for Life 12.08 or Income Plus for Life - Joint Life
     12.08 (our prior versions of guaranteed minimum withdrawal benefit Riders), then we may issue your Contract with these Riders instead of Income Plus for Life 5.09 or Income Plus for Life - Joint Life 5.09 after May 1 . Please see Appendix E: "Additional Information about Income Plus for Life
     12.08 Series Riders" for details about those Riders.



We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to all Income Plus for Life Riders - i.e., Income Plus for Life 5.09, Income Plus for Life - Joint Life 5.09, Income Plus for Life 12.08 and Income Plus for Life - Joint Life 12.08.


You may elect to purchase one of these optional benefit Riders if it is available in your state and through your registered representative's authorized distributor. The guaranteed minimum withdrawal benefit Riders are not available to new Beneficiary IRAs (see "Availability of Guaranteed Minimum Withdrawal Benefit Riders" in "VI. Optional Benefits"). You may only elect one guaranteed minimum withdrawal benefit Rider. Either you, or the older of you and your spouse in the case of the Income Plus for Life - Joint Life Riders, must be under age 81 to purchase a Rider.

We designed the Income Plus for Life Series Riders to make a Lifetime Income Amount available for annual withdrawals starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available for as long as you live, even after your Contract Value reduces to zero. You may extend this benefit to cover the lifetimes of you and your spouse by selecting one of our Income Plus for Life - Joint Life Riders.



Under any of our Income Plus for Life Series Riders, you choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if your annual Withdrawal Amounts:


     - exceed the Lifetime Income Amount in any year after the Lifetime Income Date, or

     -    exceed certain limits, that vary by Rider, before the Lifetime Income
          Date.


YOU COULD LOSE BENEFITS IF YOUR ANNUAL WITHDRAWAL AMOUNTS EXCEED THE LIMITS SPECIFIED IN ONE OF THESE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. WE MAY REDUCE THE LIFETIME INCOME AMOUNT IF YOU TAKE ANY WITHDRAWALS BEFORE THE APPLICABLE LIFETIME INCOME DATE. YOU WILL LOSE THE LIFETIME INCOME AMOUNT IF YOUR WITHDRAWAL AMOUNTS BEFORE THE APPLICABLE LIFETIME INCOME DATE DEPLETE YOUR CONTRACT VALUE AND ANY REMAINING BENEFIT BASE TO ZERO (SEE "VI. OPTIONAL BENEFITS - GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS" ON PAGE __).



For the Income Plus for Life Series Riders, the initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base ($5 million). We will increase the Benefit Base by a Credit (we may also refer to this as a "Deferral Credit" or "Bonus") that varies by the Rider you select, if you choose not to make any withdrawals at all during certain Contract Years. We also may increase or "step-up" the guaranteed minimum withdrawal benefit amounts on certain dates to reflect market performance or other factors. You may also increase the amounts we guarantee, depending on the Rider, by making Additional Purchase Payments that we accept. WE IMPOSE SPECIAL LIMITS ON ADDITIONAL PURCHASE PAYMENTS FOR CONTRACTS ISSUED WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.


We will pay withdrawal benefits automatically during a guaranteed minimum withdrawal benefit Rider's "Settlement Phase" that we describe in "VI. Optional Benefits."

IF YOU ELECT TO PURCHASE A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER, YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE FOR THAT RIDER. WE ALSO RESERVE THE RIGHT TO IMPOSE ADDITIONAL RESTRICTIONS ON INVESTMENT OPTIONS AT ANY TIME. If we do impose additional restrictions, any amounts you allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option. (We describe the currently available Investment Options for Contracts issued with any of the guaranteed minimum withdrawal benefit Riders in "VI. Optional Benefits.")

Annual Step Death Benefit Rider


You may elect to purchase the optional Annual Step Death Benefit Rider, if available in your state, whether or not you purchase a guaranteed minimum withdrawal benefit Rider. Under the Annual Step Death Benefit Rider, we guarantee a minimum death benefit up to the earlier of the Annuity Commencement Date or the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any Co-Owner) reach 81 years old. The Annual Step Death Benefit is available only at Contract issue and cannot be revoked once elected. You may not purchase the Annual Step Death Benefit Rider, however, if you (or any co-Owner) have attained age 80, or if your Contract is an IRA that you inherited from someone else (unless you are the spouse of the decedent and own the IRA in your own name).


WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);

     -    payment of any death benefit proceeds;

     -    periodic payments under one of our annuity payment options; and

     -    certain ownership changes.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

A 10% tax penalty applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract. Special rules have waived minimum distribution requirements for calendar year 2009 (see "VIII. Federal Tax Matters").

IF YOU ARE PURCHASING THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REGISTERED REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in "VIII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. In most states, you will receive a refund equal to the Contract Value on the date of cancellation, which may be increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract is issued as an IRA, you will receive a refund of any Purchase Payments you made, if that amount is higher. The date of cancellation is the date we receive the Contract or acceptable written notification.

WILL I RECEIVE A CONFIRMATION STATEMENT?

We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                 III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture(R) Contract. These fees and expenses are more completely described in this Prospectus under "VII. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)

                                JOHN HANCOCK USA
                              JOHN HANCOCK NEW YORK

                          MAXIMUM WITHDRAWAL CHARGE(2)
                      (as percentage of Purchase Payments)

First Year           6%
Second Year          6%
Third Year           5%
Fourth Year          5%
Fifth Year           4%
Sixth Year           3%
Seventh Year         2%
Thereafter           0%

TRANSFER FEE(3)
Maximum Fee        $25
Current Fee        $ 0

(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see "VII. Charges and Deductions - Premium Taxes").

(2) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of each Purchase Payment.

(3) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES

                                                 JOHN HANCOCK USA
                                              JOHN HANCOCK NEW YORK
                                              ---------------------
ANNUAL CONTRACT FEE(1)                                  $30

ANNUAL SEPARATE ACCOUNT EXPENSES(2)
(as a percentage of average Contract Value)   CONTRACT YEARS 1-7   CONTRACT YEARS 8+
-------------------------------------------   ------------------   -----------------
Mortality and Expense Risks Fee                      1.00%               0.85%
Daily Administration Fee (asset based)               0.15%               0.15%
                                                     ----                ----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(2)            1.15%               1.00%
(With No Optional Riders Reflected)

OPTIONAL BENEFITS                             CONTRACT YEARS 1-7   CONTRACT YEARS 8+
-----------------                             ------------------   -----------------
FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Annual Step Death Benefit Fee               0.20%               0.20%
                                                     ----                ----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(3)            1.35%               1.20%

(1) The $30 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $99,000.

(2)  A daily charge reflected as a percentage of the Variable Investment
     Options.

(3) Amount shown includes the Mortality and Expense Risks Fee, Daily Administration Fee as well as the optional Annual Step Death Benefit Fee, as applicable.

OTHER ACCOUNT FEES DEDUCTED FROM CONTRACT VALUE

Optional Guaranteed Minimum Withdrawal Benefit Riders

(You may select only one of the following. We deduct the fee on an annual basis from Contract Value.)


              INCOME PLUS FOR   INCOME PLUS FOR LIFE
                LIFE 5.09(1)    - JOINT LIFE 5.09(2)
              ---------------   --------------------
Maximum Fee        1.20%               1.20%
Current Fee        0.90%               0.90%



(1) The current charge for the Income Plus for Life 5.09 Rider is 0.90% of the Adjusted Benefit Base. We reserve the right to increase the charge up to a maximum charge of 1.20% if the Benefit Base is stepped up to equal the Contract Value. The charge for the Income Plus for Life 12.08 Rider (which may be issued after May 1, 2009 with Contract applications received in good order prior to May 1, 2009) is provided in Appendix E: "Additional Information about Income Plus for Life 12.08 Series Riders."



(2) The current charge for the Income Plus for Life - Joint Life 5.09 Rider is 0.90% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped up to equal the Contract Value. The charge for the Income Plus for Life - Joint Life 12.08 Rider (which may be issued after May 1, 2009 with Contract applications received in good order prior to May 1, 2009) is provided in Appendix E: "Additional Information about Income Plus for Life 12.08 Series Riders."

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                          MINIMUM   MAXIMUM
-----------------------------------------                          -------   -------
Range of expenses that are deducted from Portfolio assets,
   including management fees, Rule 12b-1 fees and other expenses    0.75%     1.59%


EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.

EXAMPLE 1: MAXIMUM PORTFOLIO OPERATING EXPENSES - CONTRACT WITH OPTIONAL BENEFIT RIDERS

The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA
JOHN HANCOCK NEW YORK
CONTRACT WITH INCOME PLUS FOR LIFE 5.09 AND ANNUAL STEP DEATH BENEFIT


                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                             $978    $1,768    $2,586     $4,556
If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:           $426    $1,302    $2,208     $4,556


EXAMPLE 2: MINIMUM PORTFOLIO OPERATING EXPENSES - CONTRACT WITH NO OPTIONAL BENEFIT RIDERS

The next example assumes that you invest $10,000 in a Contract, but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA
JOHN HANCOCK NEW YORK
CONTRACT WITH NO OPTIONAL BENEFIT RIDERS


                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                             $754    $1,102    $1,440     $2,189
If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:           $196      $605    $1,040     $2,189

THE FOLLOWING TABLES DESCRIBE THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLES.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").


                                                                            ACQUIRED
                                                     DISTRIBUTION          FUND FEES    TOTAL       CONTRACTUAL    NET FUND
                                          MANAGEMENT  AND SERVICE   OTHER     AND     OPERATING       EXPENSE     OPERATING
FUND/CLASS                                   FEE     (12B-1) FEES EXPENSES  EXPENSES EXPENSES(1) REIMBURSEMENT(2)  EXPENSES
----------                                ---------- ------------ -------- --------- ----------- ---------------- ---------
BLUE CHIP GROWTH(3, 6)
Series II                                    0.81%       0.25%      0.04%    0.00%      1.10%          0.00%        1.10%
CAPITAL APPRECIATION(3)
Series II                                    0.72%       0.25%      0.04%    0.00%      1.01%          0.00%        1.01%
CORE ALLOCATION(5, 8, 2)
Series II                                    0.05%       0.25%      0.07%    0.85%      1.22%         -0.05%        1.17%
CORE BALANCED(5, 8, 2)
Series II                                    0.05%       0.25%      0.07%    0.79%      1.16%         -0.05%        1.11%
CORE DISCIPLINED DIVERSIFICATION(5, 8, 2)
Series II                                    0.05%       0.25%      0.07%    0.63%      1.00%         -0.05%        0.95%
CORE FUNDAMENTAL HOLDINGS(5, 8, 2)
Series II                                    0.05%       0.75%      0.05%    0.45%      1.30%         -0.05%        1.25%
CORE GLOBAL DIVERSIFICATION(5, 8, 2)
Series II                                    0.05%       0.75%      0.05%    0.59%      1.44%         -0.05%        1.39%
CORE STRATEGY TRUST
(formerly Index Allocation)(10, 2)
Series II                                    0.05%       0.25%      0.05%    0.52%      0.87%         -0.08%        0.79%
EQUITY-INCOME(3, 6)
Series II                                    0.81%       0.25%      0.05%    0.00%      1.11%          0.00%        1.11%
FINANCIAL SERVICES(3)
Series II                                    0.82%       0.25%      0.08%    0.00%      1.15%          0.00%        1.15%
FUNDAMENTAL VALUE(3)
Series II                                    0.76%       0.25%      0.05%    0.00%      1.06%          0.00%        1.06%
GLOBAL ALLOCATION(3, 7)
Series II                                    0.85%       0.25%      0.10%    0.05%      1.25%          0.00%        1.25%
GLOBAL BOND(3, 9, 7)
Series II                                    0.70%       0.25%      0.10%    0.00%      1.05%          0.00%        1.05%
HEALTH SCIENCES(3, 6, 7)
Series II                                    1.05%       0.25%      0.08%    0.00%      1.38%          0.00%        1.38%
HIGH INCOME(3)
Series II                                    0.67%       0.25%      0.07%    0.00%      0.99%          0.00%        0.99%
HIGH YIELD(3)
Series II                                    0.66%       0.25%      0.06%    0.00%      0.97%          0.00%        0.97%
INTERNATIONAL CORE(3, 7)
Series II                                    0.89%       0.25%      0.14%    0.00%      1.28%          0.00%        1.28%
INTERNATIONAL OPPORTUNITIES(3, 7)
Series II                                    0.87%       0.25%      0.13%    0.00%      1.25%          0.00%        1.25%
INTERNATIONAL SMALL CAP(3, 7)
Series II                                    0.94%       0.25%      0.16%    0.00%      1.35%          0.00%        1.35%
INTERNATIONAL VALUE(11, 3, 7, 2)
Series II                                    0.81%       0.25%      0.14%    0.00%      1.20%         -0.02%        1.18%
INVESTMENT QUALITY BOND(3)
Series II                                    0.59%       0.25%      0.09%    0.00%      0.93%          0.00%        0.93%

                                                                            ACQUIRED
                                                     DISTRIBUTION          FUND FEES    TOTAL       CONTRACTUAL    NET FUND
                                          MANAGEMENT  AND SERVICE   OTHER     AND     OPERATING       EXPENSE     OPERATING
FUND/CLASS                                   FEE     (12B-1) FEES EXPENSES  EXPENSES EXPENSES(1) REIMBURSEMENT(2)  EXPENSES
----------                                ---------- ------------ -------- --------- ----------- ---------------- ---------
LIFESTYLE AGGRESSIVE
Series II                                    0.04%       0.25%      0.04%    0.90%      1.23%          0.00%        1.23%
LIFESTYLE BALANCED
Series II                                    0.04%       0.25%      0.03%    0.83%      1.15%          0.00%        1.15%
LIFESTYLE CONSERVATIVE
Series II                                    0.04%       0.25%      0.03%    0.78%      1.10%          0.00%        1.10%
LIFESTYLE GROWTH
Series II                                    0.04%       0.25%      0.03%    0.80%      1.12%          0.00%        1.12%
LIFESTYLE MODERATE
Series II                                    0.04%       0.25%      0.03%    0.80%      1.12%          0.00%        1.12%
MID CAP INDEX(3, 4)
Series II                                    0.47%       0.25%      0.03%    0.00%      0.75%          0.00%        0.75%
MID CAP INTERSECTION(3)
Series II                                    0.87%       0.25%      0.06%    0.00%      1.18%          0.00%        1.18%
MID CAP STOCK(3)
Series II                                    0.84%       0.25%      0.05%    0.00%      1.14%          0.00%        1.14%
MONEY MARKET(3, 2)
Series II                                    0.47%       0.25%      0.06%    0.00%      0.78%          0.00%        0.78%
NATURAL RESOURCES(3)
Series II                                    1.00%       0.25%      0.08%    0.00%      1.33%          0.00%        1.33%
PACIFIC RIM(3, 7)
Series II                                    0.80%       0.25%      0.25%    0.00%      1.30%          0.00%        1.30%
REAL ESTATE SECURITIES(3)
Series II                                    0.70%       0.25%      0.05%    0.00%      1.00%          0.00%        1.00%
SCIENCE AND TECHNOLOGY(3, 6, 7)
Series II                                    1.05%       0.25%      0.07%    0.00%      1.37%          0.00%        1.37%
SMALL CAP GROWTH(3)
Series II                                    1.06%       0.25%      0.08%    0.00%      1.39%          0.00%        1.39%
SMALL CAP OPPORTUNITIES(3, 12, 2)
Series II                                    1.00%       0.25%      0.06%    0.00%      1.31%          0.00%        1.31%
SMALL CAP VALUE(3)
Series II                                    1.06%       0.25%      0.06%    0.00%      1.37%          0.00%        1.37%
SMALL COMPANY VALUE(3, 6)
Series II                                    1.02%       0.25%      0.06%    0.00%      1.33%          0.00%        1.33%
STRATEGIC BOND(3, 7)
Series II                                    0.67%       0.25%      0.06%    0.00%      0.98%          0.00%        0.98%
TOTAL RETURN(3, 9)
Series II                                    0.69%       0.25%      0.06%    0.00%      1.00%          0.00%        1.00%
U.S. GOVERNMENT SECURITIES(3)
Series II                                    0.61%       0.25%      0.09%    0.00%      0.95%          0.00%        0.95%
VALUE(3)
Series II                                    0.74%       0.25%      0.06%    0.00%      1.05%          0.00%        1.05%

                                                      FEEDER FUND                                       MASTER FUND
                          -------------------------------------------------------------------- ----------------------------
                                                                                                                              TOTAL
                                                                                                                     TOTAL   MASTER
                                                                                                                    MASTER    FUND
                                                                        CONTRACTUAL     NET                        FUND AND  AND NET
                                     DISTRIBUTION            TOTAL        EXPENSE       FUND                        FEEDER   FEEDER
                          MANAGEMENT  AND SERVICE   OTHER  OPERATING   REIMBURSEMENT OPERATING MANAGEMENT   OTHER    FUND     FUND
FUND/CLASS                    FEE    (12B-1) FEES EXPENSES EXPENSES(1)      (2)       EXPENSES   FEE(21)  EXPENSES EXPENSES EXPENSES
----------                ---------- ------------ -------- ----------- ------------- --------- ---------- -------- -------- --------
AMERICAN ASSET
   ALLOCATION(13, 2)
Series II                    0.00%       0.75%      0.04%     0.79%        -0.01%      0.78%      0.31%     0.01%    1.11%    1.10%
AMERICAN BOND
Series II                    0.00%       0.75%      0.04%     0.79%         0.00%      0.79%      0.39%     0.01%    1.19%    1.19%
AMERICAN GLOBAL
GROWTH(13,2)
Series II                    0.00%       0.75%      0.06%     0.81%        -0.03%      0.78%      0.53%     0.02%    1.36%    1.33%
AMERICAN GLOBAL SMALL
   CAPITALIZATION(13, 2)
Series II                    0.00%       0.75%      0.11%     0.86%        -0.08%      0.78%      0.71%     0.03%    1.60%    1.52%
AMERICAN GROWTH
Series II                    0.00%       0.75%      0.04%     0.79%         0.00%      0.79%      0.32%     0.01%    1.12%    1.12%
AMERICAN GROWTH-INCOME
Series II                    0.00%       0.75%      0.04%     0.79%         0.00%      0.79%      0.27%     0.01%    1.07%    1.07%
AMERICAN HIGH-INCOME
   BOND(13, 2)
Series II                    0.00%       0.75%      0.21%     0.96%        -0.18%      0.78%      0.47%     0.01%    1.44%    1.26%
AMERICAN INTERNATIONAL
Series II                    0.00%       0.75%      0.04%     0.79%         0.00%      0.79%      0.49%     0.03%    1.31%    1.31%
AMERICAN NEW WORLD(13,2)
Series II                    0.00%       0.75%      0.13%     0.88%        -0.10%      0.78%      0.76%     0.05%    1.69%    1.59%




(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a fund as a result of its investment in other investment companies ("Acquired Fund Fees and Expenses"). The Total Operating Expenses shown may not correlate to the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are based on the estimated indirect net expenses associated with the fund's investment in the underlying funds.



(2) Effective January 1, 2009, the adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.



(3) Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain funds or otherwise reimburse the expenses of those funds ("Participating Funds"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Funds that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Funds in proportion to the daily net assets of each fund.



(4) The Adviser has agreed to reduce its advisory fee for a class of shares of the Fund in an amount equal to the amount by which the Expenses of such class of the fund exceed the Expense Limit (as a percentage of the average annual net assets of the Fund attributable to the class) of 0.050% and, if necessary, to remit to that class of the Fund an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of the Fund excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees,
     (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated at any time.



(5) For funds that have not started operations or have operations of less than six months as of December 31, 2008, expenses are based on estimates of expenses expected to be incurred over the next year.



(6) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the following funds of the Trust: Blue Chip Growth Trust, Equity-Income Trust, Science & Technology Trust, Small Company Value Trust, Health Sciences Trust, Mid Value Trust, Balance Trust, Spectrum Income Trust, Real Estate Equity Trust, and Capital Appreciation Value Trust. This waiver is based on the combined average daily net assets of these Funds and the following funds of John Hancock Funds II: Blue Chip Growth Fund, Capital Appreciation Value Trust, Equity-Income Fund, Mid Value Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) is as follows: 0.00% for the First $750 million, 5.0% for the Next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each Fund by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by
     T. Rowe Price or the Adviser.



(7) "Other expense" reflects the estimated amount based on a contractual change in the custody agreement. This agreement went into effect on April 1, 2009.



(8) The Adviser has contractually agreed to waive the advisory fee.. This waiver will expire May 1, 2010 unless extended by the Adviser.



(9) "Other expense" reflects the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

(10) The Adviser has contractually agreed to reimburse Expenses of the Fund that exceed 0.02% of the average annual net assets of the fund. Expenses includes all expenses of the fund except Rule 12b-1 fees, Underlying Fund expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.



(11) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Fund so it does not exceed 0.45% of the Fund's average net assets. This advisory fee waiver will remain in place until May 1, 2010.



(12) The Adviser has agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the fund so it does not exceed 0.45% of the Fund's average net assets.



(13) The Adviser has contractually limited other fund level expenses to 0.03% until May 1, 2010. Other fund level expenses consist of operating expenses of the the fund, excluding adviser fee, 12b-1 fee, transfer agent fees, blue sky, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.


A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.


LOCATION OF FINANCIAL STATEMENTS. Our financial statements and those of our respective Separate Accounts may be found in the Statement of Additional Information (see "IX. General Matters - Statements of Additional Information").

   IV. General Information about Us, the Separate Accounts and the Portfolios

THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.


RATING AGENCIES, ENDORSEMENTS AND COMPARISONS. We are ranked and rated by independent financial rating services, including Moody's Investors Service, Inc., Standard & Poor's Rating Services, Fitch Ratings Ltd. and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of John Hancock USA and John Hancock NY. The ratings are not intended to reflect the investment experience or financial strength of the Separate Accounts or their Sub-Accounts, or the Trust or its Portfolios. The ratings are available on our website. We may from time to time publish the ratings in advertisements, sales literature, reports to Contract Owners, etc. In addition, we may include in certain promotional literature endorsements in the form of a list of organizations, individuals or other parties that recommend the Company or the Contracts.



We may also occasionally include in advertisements comparisons of performance information for a Variable Account to:



     - other variable annuity separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria;



     - the Consumer Price Index, to assess the real rate of return from buying a Contract by taking inflation into consideration;



     -    various indices that are unmanaged;



     - currently taxable and tax deferred investment programs, based on selected tax brackets.



Our advertisements may also include discussions of alternative investment vehicles and general economic conditions.


When you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period.

THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you choose.

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as The Manufacturers Life Insurance Company (U.S.A.), became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002.

Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a separate account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Trust.

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to Subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a Portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.


The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.


Funds-of-Funds and Master-Feeder Funds

Each of the John Hancock Trust's American Fundamental Holdings, American Global Diversification, Index Allocation, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts ("JHT Funds of Funds") is a "fund-of-funds" that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses and associated investment risks.

Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts ("JHT American Fund Portfolios") invests in Series 1 or Series 2 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that the each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.75% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

     The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance
Series) - ADVISER TO MASTER FUND

   American Asset Allocation
   Trust Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance Series Asset
                                 Allocation Fund, which invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

   American Bond Trust           Seeks to maximize current income and preserve
                                 capital. To do this, the Portfolio invests all
                                 of its assets in the master fund, Class 1
                                 shares of the American Funds Insurance Series
                                 Bond Fund, which invests at least 80% of its
                                 assets in bonds, with at least 65% in
                                 investment-grade debt securities and up to 35%
                                 in lower rated fixed income securities.

   American Global Growth
   Trust Seeks to make shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance Series
                                 Global Growth Fund, which invests primarily in common stocks of companies located around the world.

   American Global Small
   Capitalization Trust          Seeks to make the shareholders' investment grow
                                 over time. To do this, the Portfolio invests
                                 all of its assets in the master fund, Class 1
                                 shares of the American Funds Insurance Series
                                 Global Small Capitalization Fund, which invests
                                 primarily in stocks of smaller companies
                                 located around the world.

   American Growth Trust         Seeks to make the shareholders' investment
                                 grow. To do this, the Portfolio invests all of
                                 its assets in the master fund, Class 1 shares
                                 of the American Funds Insurance Series Growth
                                 Fund, which invests primarily in common stocks
                                 of companies that appear to offer superior
                                 opportunities for growth of capital.

   American Growth-Income
   Trust Seeks to make the shareholders' investments grow and to provide the shareholder with income over time. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance Series
                                 Growth-Income Fund, which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

   American High-Income Bond
   Trust Seeks to provide a high level of current income and, secondarily, capital appreciation. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance Series High-Income
                                 Bond Fund, which invests at least 65% of its assets in higher yielding and generally lower quality debt securities.

   American International
   Trust Seeks to make the shareholders' investment grow. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance Series
                                 International Fund, which invests primarily in common stocks of companies located outside the United States.

   American New World Trust      Seeks to make the shareholders' investment grow
                                 over time. To do this, the Portfolio invests
                                 all of its assets in the master fund, Class 1
                                 shares of the American Funds Insurance Series
                                 New World Fund, which invests primarily in
                                 stocks of companies with significant exposure
                                 to countries with developing economies and/or
                                 markets.

DAVIS SELECTED ADVISERS, L.P.
   Financial Services Trust      Seeks growth of capital. To do this, the
                                 Portfolio invests at least 80% of its net
                                 assets in companies that are principally
                                 engaged in financial services.

   Fundamental Value Trust       Seeks growth of capital. To do this, the
                                 Portfolio invests primarily in common stocks of
                                 U.S. companies with durable business models
                                 that can be purchased at attractive valuations
                                 relative to their intrinsic value.

DEUTSCHE INVESTMENT MANAGEMENT
AMERICAS INC. ("DIMA") (1)
   Real Estate Securities
   Trust Seeks to achieve a combination of long-term capital appreciation and current income. To do this, the Portfolio invests at least 80% of its net assets in equity securities of REITs and real estate companies.

DIMENSIONAL FUND ADVISORS LP
   Disciplined Diversification
   Trust Seeks total return consisting of capital appreciation and current income. To do this, the Portfolio normally invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets.

DIMENSIONAL FUND ADVISORS LP
& INVESCO AIM CAPITAL
MANAGEMENT, INC.
   Small Cap Opportunities
   Trust(2) Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in equity securities of small-capitalization companies.

FRANKLIN TEMPLETON INVESTMENTS
CORP.
   International Small Cap
   Trust Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in securities issued by foreign small-cap companies including in emerging markets.

GRANTHAM, MAYO, VAN OTTERLOO &
CO. LLC
   International Core Trust      Seeks high total return. To do this, the
                                 Portfolio invests at least 80% of its total
                                 assets in a diversified portfolio of equity
                                 investments from developed markets outside the
                                 U.S.

JENNISON ASSOCIATES LLC
   Capital Appreciation Trust    Seeks long-term growth of capital. To do this,
                                 the Portfolio invests at least 65% of its total
                                 assets in equity and equity-related securities
                                 of companies that are attractively valued and
                                 have above-average growth prospects.

MARSICO CAPITAL MANAGEMENT,
LLC
   International Opportunities
   Trust Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in common stocks of at least three different foreign companies of any size that are selected for their long-term growth potential.

MFC GLOBAL INVESTMENT
MANAGEMENT (U.S.A.)
LIMITED (3)
   American Fundamental
   Holdings Trust                Seeks long term growth of capital. To do this,
                                 the Portfolio invests primarily in four funds
                                 of the American Funds Insurance Series: Bond
                                 Fund, Growth Fund, Growth-Income Fund, and
                                 International Fund. The Portfolio is permitted
                                 to invest in six other funds of the American
                                 Funds Insurance Series as well as other funds,
                                 investment companies, and other types of
                                 investments.

   American Global
   Diversification Trust         Seeks long term growth of capital. To do this,
                                 the Portfolio invests primarily in five funds
                                 of the American Funds Insurance Series: Bond
                                 Fund, Global Growth Fund, Global Small
                                 Capitalization Fund, High- Income Bond Fund,
                                 and New World Fund. The Portfolio is permitted
                                 to invest in five other funds of the American
                                 Funds Insurance Series as well as other funds,
                                 investment companies, and other types of
                                 investments.

   Franklin Templeton Founding
   Allocation Trust              Seeks long-term growth of capital. To do this,
                                 the Portfolio invests primarily in three
                                 underlying Portfolios: Global Trust, Income
                                 Trust and Mutual Shares Trust. The Portfolio is
                                 a fund of funds and is also authorized to
                                 invest in other underlying Portfolios and
                                 investment companies.

   Index Allocation Trust        Seeks long term growth of capital. Current
                                 income is also a consideration. To do this, the
                                 Portfolio invests approximately 70% of its
                                 total assets in underlying Portfolios which
                                 invest primarily in equity securities and
                                 approximately 30% of its total assets in
                                 underlying Portfolios which invest primarily in
                                 fixed income securities.

   Lifestyle Aggressive Trust    Seeks long-term growth of capital. Current
                                 income is not a consideration. To do this, the
                                 Portfolio invests 100% of its assets in
                                 underlying Portfolios which invest primarily in
                                 equity securities.

   Lifestyle Balanced Trust      Seeks a balance between a high level of current
                                 income and growth of capital, with a greater
                                 emphasis on growth of capital. To do this, the
                                 Portfolio invests approximately 40% of its
                                 assets in underlying Portfolios which invest
                                 primarily in fixed income securities, and
                                 approximately 60% in underlying Portfolios
                                 which invest primarily in equity securities.

MFC GLOBAL INVESTMENT
MANAGEMENT (U.S.A.) LIMITED
(3) - CONTINUED
   Lifestyle Conservative
   Trust Seeks a high level of current income with some consideration given to growth of capital. To do this, the Portfolio invests approximately 80% of its assets in underlying Portfolios which invest primarily in fixed income securities, and approximately 20% in underlying Portfolios which invest primarily in equity securities.

   Lifestyle Growth Trust        Seeks long-term growth of capital. Current
                                 income is also a consideration. To do this, the
                                 Portfolio invests approximately 20% of its
                                 assets in underlying Portfolios which invest
                                 primarily in fixed income securities, and
                                 approximately 80% in underlying Portfolios
                                 which invest primarily in equity securities.

   Lifestyle Moderate Trust      Seeks a balance between a high level of current
                                 income and growth of capital, with a greater
                                 emphasis on income. To do this, the Portfolio
                                 invests approximately 60% of its assets in
                                 underlying Portfolios which invest primarily in
                                 fixed income securities, and approximately 40%
                                 in underlying Portfolios which invest primarily
                                 in equity securities.

   Mid Cap Index Trust           Seeks to approximate the aggregate total return
                                 of a mid cap U.S. domestic equity market index.
                                 To do this, the Portfolio invests at least 80%
                                 of its net assets in the common stocks in the
                                 S&P MidCap 400(R) index(4) and securities that
                                 as a group behave in a manner similar to the
                                 index.

   Money Market Trust            Seeks to obtain maximum current income
                                 consistent with preservation of principal and
                                 liquidity. To do this, the Portfolio invests in
                                 high quality, U.S. dollar denominated money
                                 market instruments.

   Pacific Rim Trust             Seeks to achieve long-term growth of capital.
                                 To do this, the Portfolio invests at least 80%
                                 of its net assets in common stocks and
                                 equity-related securities of established,
                                 larger-capitalization non-U.S. companies
                                 located in the Pacific Rim region, including
                                 emerging markets that have attractive long-term
                                 prospects for growth of capital.

MFC GLOBAL INVESTMENT
MANAGEMENT (U.S.), LLC
   High Income Trust             Seeks high current income; capital appreciation
                                 is a secondary goal. To do this, the Portfolio
                                 invests at least 80% of its net assets in U.S.
                                 and foreign fixed-income securities that are
                                 rated BB/Ba or lower or are unrated
                                 equivalents.

PACIFIC INVESTMENT MANAGEMENT
COMPANY LLC
   Global Bond Trust             Seeks maximum total return, consistent with
                                 preservation of capital and prudent investment
                                 management. To do this, the Portfolio invests
                                 at least 80% of its net assets in fixed income
                                 instruments, futures contracts (including
                                 related options) with respect to such
                                 securities and options on such securities.

   Total Return Trust            Seeks maximum total return, consistent with
                                 preservation of capital and prudent investment
                                 management. To do this, the Portfolio invests
                                 at least 65% of its total assets in a
                                 diversified Portfolio of fixed income
                                 instruments of varying maturities, which may be
                                 represented by forwards or derivatives.

RCM CAPITAL MANAGEMENT LLC
& T. ROWE PRICE ASSOCIATES,
INC.
   Science & Technology Trust    Seeks long-term growth of capital. Current
                                 income is incidental to the Portfolio's
                                 objective. To do this, the Portfolio invests at
                                 least 80% of its net assets in the common
                                 stocks of companies expected to benefit from
                                 the development, advancement, and/or use of
                                 science and technology.

T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust        Seeks to provide long-term growth of capital.
                                 Current income is a secondary objective. To do
                                 this, the Portfolio invests at least 80% of its
                                 net assets in the common stocks of large and
                                 medium-sized blue chip growth companies that
                                 are well established in their industries.

   Capital Appreciation Value
   Trust Seeks long-term capital appreciation. To do this, the Portfolio normally invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the Portfolio's total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options.

   Equity-Income Trust           Seeks to provide substantial dividend income
                                 and also long-term capital appreciation. To do
                                 this, the Portfolio invests at least 80% of its
                                 net assets in equity securities, with 65% in
                                 common stocks of well-established companies
                                 paying above-average dividends.

   Health Sciences Trust         Seeks long-term capital appreciation. To do
                                 this, the Portfolio invests at least 80% of its
                                 net assets in common stocks of companies
                                 engaged in the research, development,
                                 production, or distribution of products or
                                 services related to health care, medicine, or
                                 the life sciences.

   Small Company Value Trust     Seeks long-term growth of capital. To do this,
                                 the Portfolio invests at least 80% of its net
                                 assets in small companies whose common stocks
                                 are believed to be undervalued.

TEMPLETON INVESTMENT COUNSEL,
LLC (5)
   International Value Trust     Seeks long-term growth of capital. To do this,
                                 the Portfolio invests at least 65% of its total
                                 assets in equity securities of companies
                                 located outside the U.S., including in emerging
                                 markets.

UBS GLOBAL ASSET MANAGEMENT
(AMERICAS) INC.
   Global Allocation Trust       Seeks total return, consisting of long-term
                                 capital appreciation and current income. To do
                                 this, the Portfolio invests in equity and fixed
                                 income securities of issuers located within and
                                 outside the U.S. based on prevailing market
                                 conditions.

VAN KAMPEN (A REGISTERED TRADE
NAME OF MORGAN STANLEY
INVESTMENT MANAGEMENT INC.)
   Value Trust                   Seeks to realize an above-average total return
                                 over a market cycle of three to five years,
                                 consistent with reasonable risk. To do this,
                                 the Portfolio invests at least 65% of its total
                                 assets in equity securities which are believed
                                 to be undervalued relative to the stock market
                                 in general.

WELLINGTON MANAGEMENT COMPANY,
LLP
   Core Allocation Plus Trust    Seeks to provide total return, consisting of
                                 long-term capital appreciation and current
                                 income. To do this, the Portfolio invests in
                                 equity and fixed income securities of issuers
                                 located within and outside the U.S. The
                                 Portfolio will allocate its assets between
                                 fixed income securities and equity securities
                                 based upon the subadviser's targeted asset mix,
                                 which may change over time.

   Investment Quality Bond
   Trust Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity. To do this, the Portfolio invests at least 80% of its net assets in bonds rated investment grade, focusing on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

   Mid Cap Intersection Trust    Seeks long-term growth of capital. To do this,
                                 the Portfolio invests at least 80% of its net
                                 assets in equity securities of medium-sized
                                 companies with significant capital appreciation
                                 potential.

   Mid Cap Stock Trust           Seeks long-term growth of capital. To do this,
                                 the Portfolio invests at least 80% of its net
                                 assets in equity securities of medium-sized
                                 companies with significant capital appreciation
                                 potential.

WELLINGTON MANAGEMENT COMPANY,
LLP (CONTINUED)
   Natural Resources Trust       Seeks long-term total return. To do this, the
                                 Portfolio invests at least 80% of its net
                                 assets in equity and equity-related securities
                                 of natural resource-related companies
                                 worldwide, including emerging markets.

   Small Cap Growth Trust        Seeks long-term capital appreciation. To do
                                 this, the Portfolio invests at least 80% of its
                                 net assets in small-cap companies that are
                                 believed to offer above-average potential for
                                 growth in revenues and earnings.

   Small Cap Value Trust         Seeks long-term capital appreciation. To do
                                 this, the Portfolio invests at least 80% of its
                                 net assets in small-cap companies that are
                                 believed to be undervalued.

WESTERN ASSET MANAGEMENT
COMPANY
   High Yield Trust              Seeks to realize an above-average total return
                                 over a market cycle of three to five years,
                                 consistent with reasonable risk. To do this,
                                 the Portfolio invests at least 80% of its net
                                 assets in high yield securities, including
                                 corporate bonds, preferred stocks and U.S.
                                 Government and foreign securities.

   Strategic Bond Trust          Seeks a high level of total return consistent
                                 with preservation of capital. To do this, the
                                 Portfolio invests at least 80% of its net
                                 assets in fixed income securities across a
                                 range of credit qualities and may invest a
                                 substantial portion of its assets in
                                 obligations rated below investment grade.

   U.S. Government Securities
   Trust Seeks to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. To do this, the Portfolio invests at least 80% of its net assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S.
                                 government, its agencies or instrumentalities.

(1) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

(2) The Small Cap Opportunities Trust is subadvised by Invesco Aim Capital Management, Inc. ("AIM") and Munder Capital Management ("Munder"), with each subadviser subadvising approximately one half of the assets of the Portfolio, although the actual percentage managed by each subadviser will vary, since the assets subadvised by each subadviser are not rebalanced daily.

(3) DIMA provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.

(4) "S&P MidCap 400(R)" is a trademark of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the mid cap range for the S&P MidCap 400(R) was $302 million to $11.13 billion.

(5) The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.

VOTING INTEREST

You instruct us how to vote Portfolio shares.

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS


The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. - 10" and "Keogh" plans), and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types" or you may request a copy of the Statement of Additional Information). We also designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), and other individually owned nonqualified contracts, as may be eligible under applicable law.


Eligibility Restrictions

SECTION 403(B) QUALIFIED PLANS. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the
Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan. In the event that we do not receive an Information Sharing Agreement and a Certificate of Compliance and you nonetheless direct us to proceed with the transfer, the transfer may be treated as a taxable transaction. For more information regarding Contracts issued for use in Section 403(b) Qualified Plans, please see Appendix B: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information from the Annuities Service Center.

ACCUMULATION PERIOD PROVISIONS

We may impose restrictions on your ability to make initial and Additional Purchase Payments.

Purchase Payments


You may make Purchase Payments to us at our Annuities Service Center at any time. The minimum initial Purchase Payment is $5,000 for Nonqualified Contracts and $2,000 for Qualified Contracts. Additional Purchase Payments must be at least $30. All Purchase Payments must be in U.S. dollars. We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the payment. There may be additional restrictions on Purchase Payments if you purchase a guarantee minimum withdrawal benefit Rider. See "Purchase Payments" in "VI. Optional Benefits." For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Qualified Plans, you may request a copy of the Statement of Additional Information from the Annuities Service Center.


John Hancock USA may reduce or eliminate the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

     - You purchase your Contract through an exchange under Section 1035 of the Code or a Qualified Plan transfer of an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) meets or exceeds the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such
          Section 1035 monies, the value drops below the applicable minimum initial Purchase Payment requirement due to market conditions.

     - You purchase more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts is equal to or greater than $50,000.

     - You and your spouse each purchase at least one new Contract AND the average initial Purchase Payments for the new Contract(s) is equal to or greater than $50,000.

     - You purchase multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or non-qualified), for the benefit of plan participants AND the Annuitant under each contract is a plan participant AND the average initial Purchase Payment for these new Contracts is equal to or greater than $50,000.

     - You purchase a Contract that will be used within John Hancock USA's Individual 401(k) Program.

     - You purchase a new Qualified Plan Contract under an already existing qualified retirement plan AND the plan is currently invested in one or more qualified retirement plan Contracts established prior to June 1, 2004.

If permitted by state law, we may cancel a Contract at the end of any TWO consecutive Contract Years (THREE in New York) in which no Purchase Payments have been made, if both:

     - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

     - the Contract Value at the end of such two year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VIII. Federal Tax Matters").

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in "Telephone and Electronic Transactions" in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We will usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We will credit Additional Purchase Payments on the Business Day they are received at our Annuities Service Center.

We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Sub-Account on the first Business Day the Sub-Account was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Sub-Account (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We will use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:


     - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) for that Business Day; or



     - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.


Net Investment Factor


The net investment factor is an index used to measure the investment performance of a Sub-Account from one Business Day to the next (the "valuation period"). The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Sub-Account for any valuation period by dividing (a) by (b) and subtracting (c) from the result:



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

Where (a) is:

     - the net asset value per share of a Portfolio share held in the Sub-Account determined at the end of the current valuation period; plus


     - the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Sub-Account if the "ex-dividend" date occurs during the current valuation period. The ex-dividend date is normally set (for stocks) two business days before the record date, on or after which the seller, not the buyer, receives the next dividend payment.


Where (b) is the net asset value per share of a Portfolio share held in the Sub-Account determined as of the end of the immediately preceding valuation period.

Where (c) is a factor representing the charges deducted from the Sub-Account on a daily basis for Separate Account annual expenses.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options and from those Investment Options to the Fixed Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions"). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable investment option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of daytime trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in "Transfers During Pay-out Period"). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market investment option even if a Contract Owner reaches the two transfers per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market investment option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

     -    restricting transfers into and out of certain Sub-Account(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions

When you purchase a Contract, we will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the applicable telephone number or internet address shown on page ii of this Prospectus.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:


     -    any loss or theft of your password; or



     -    any unauthorized use of your password.


We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy, may limit your ability to access or transact business electronically. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing programs.

Special Transfer Services - Dollar Cost Averaging

We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis, a predetermined dollar amount from any Variable Investment Option, or from a Fixed Investment Option we permit for this purpose (the "DCA Source Fund(s)"), to other Variable Investment Options (the "Destination Funds") until the amount in the DCA Source Fund is exhausted. You may establish a DCA Fixed Investment Option under the DCA program to make automatic transfers. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

You may make Additional Purchase Payments while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Fund. Instead, they will be allocated among the Destination Funds according to the allocation you selected upon enrollment in the DCA program.


If the interest rate guaranteed for the DCA program is stated as an annual figure, you should be aware that the actual effective yield will be substantially lower than the stated rate, based on your DCA account balance diminishing through monthly transfers. For example, a deposit of $100,000 into a 12 month DCA account at a stated annual rate of 7% with transfers beginning immediately will yield $3,130.07 (or 3.13%) in interest rather than $7,000 (7%) at the end of the year. A deposit of $100,000 into a 6 month DCA account at a stated annual rate of 5% with transfers beginning immediately will yield $1,019.21 (or 1.02%) in interest rather than $5,000 (5%) at the end of the year.


From time to time, we may offer special DCA programs where the rate of interest credited to a Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Sub-Account when the unit value is low; less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the DCA program.

You should consult with your financial professional to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services - Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

     - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

     - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

     - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges or tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. See the Statement of Additional Information for further information regarding the impact of taking withdrawals from Section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or tax, and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a partial withdrawal is to be taken, we will take the withdrawal


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

from the Variable Investment Options until exhausted. We will then take from the Fixed Investment Option, beginning with the shortest remaining guarantee period first and ending with the longest remaining guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, we will take the withdrawal proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Option, see "Fixed Investment Options."


There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment option is less than $100, we generally treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we generally treat the partial withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture(R) variable annuity Contracts that do not have a guaranteed minimum withdrawal benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.


We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

     - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     -    trading on the New York Stock Exchange is restricted;

     - an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or

     - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced. If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit Rider then available.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see "VIII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the Statement of Additional Information).

Signature Guarantee Requirements for Surrenders and Partial Withdrawals

We may require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

     - you are requesting that we mail the amount withdrawn to an alternate address; or

     - you have changed your address within 30 days of the withdrawal request; or

     -    you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.

You may make Systematic "Income Plan" withdrawals.

Special Withdrawal Services - The Income Plan

We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the IP program.

Special Withdrawal Services - The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchase a guaranteed minimum withdrawal benefit Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the IP program if you enroll in the Income Made Easy Program. Please read "Pre-authorized Withdrawals
- The Income Made Easy Program" on page __ for more information.

If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.

AMOUNT OF DEATH BENEFIT. The death benefit payable under the Contract will be the greater of:

     -    the Contract Value; or

     - the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:

     (i)  is equal to the death benefit prior to the withdrawal; and

     (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If you die during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider, however, the death benefit will be the amount then payable under that Rider. Please read "VI. Optional Benefits" for more information.

PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

     -    a certified copy of a death certificate; or

     - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     -    any other proof satisfactory to us.

DISTRIBUTION OF DEATH BENEFIT. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VIII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the Statement of Additional Information).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.


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

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken, the Contract will continue, subject to the following:

     -    The Beneficiary will become the Owner.

     - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

     -    No Additional Purchase Payments may be made.

     -    We will waive withdrawal charges for all future distributions.


     - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of "spouse" under the federal Defense of Marriage Act, he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.


     - If the Beneficiary is not the deceased Owner's spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

     - Alternatively, if the Contract is not a Qualified Contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse.

The federal Defense of Marriage Act ("DOMA") does not recognize civil union or same-sex marriage partners as "spouses." Therefore, the federal tax treatment available to spouses who fall within the DOMA definition may not be available to civil union or same-sex marriage partners. However, state law may extend to civil union and same-sex marriage partners some or all of the benefits (other than federal tax benefits) accorded to spouses that fall under the DOMA definition. See the Statement of Additional Information for a table that identifies these states. See your qualified tax advisor and/or financial professional for information on DOMA and your state's treatment of civil unions and same-sex marriage.

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Please see "VI. Optional Benefits" for a discussion of benefits available to Beneficiaries under the optional Annual Step Death Benefit.

PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you obtain our consent to change that date. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity


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

Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The Annuity Commencement Date may be changed at any time before annuity payments begin. The new Annuity Commencement Date may not be later than the Maturity Date specified in the Contract, or a later date if we consent to the change.

NOTICE OF ANNUITY COMMENCEMENT DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.

Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Distributions may be required from Qualified Contracts before the Maturity Date. (See "VIII. Federal Tax Matters.")

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a life annuity with payments guaranteed for ten years, as described below. We will determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. Internal Revenue Service ("IRS") regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

     - you will no longer be permitted to make any withdrawals under the Contract;

     - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

     -    we may not change the Annuity Option or the form of settlement; and

     -    your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years
- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering any of the following Annuity Options at any time and may offer other Annuity Options in the future.


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Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)


ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We make one or more additional Annuity Options available if you purchase a Contract with one of our Income Plus for Life Series Riders. If you purchase a Contract with an Income Plus for Life Series Rider, you may select the additional Annuity Options shown below. These additional Annuity Options are only available for Maturity Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.



GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchase a Contract with one of the Income Plus for Life Series Riders. For the Income Plus for Life - Joint Life Series Riders, this Annuity Option is available only if one Covered Person (see "VI. Optional Benefits"), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:


     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or

     - the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchase a Contract with one of the Income Plus for Life - Joint Life Series Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or

     - the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)


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FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

     - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an Annuity Unit);

     - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

     - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.


PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined on the day we receive your written request for surrender in the manner described above.


If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a x {1 - ((b / c) / d)}, where:

     a equals the number of Annuity Units used to determine future payments before the commutation;

     b equals the dollar amount requested to be paid out as part of the commutation;

     c equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

     d    equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, c equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.

You will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider once annuity payments begin under an Annuity Option.

FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "Death Benefit During Accumulation Period"), on death, withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.


The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.



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

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Sub-Accounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Sub-Account by the Annuity Unit value of that Sub-Account (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Sub-Account is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Sub-Account are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity payment.

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" on page __). The value of an Annuity Unit for each Sub-Account for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Sub-Account for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.04%.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Sub-Account to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if we are making payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider and the last surviving Covered Person dies. Please read "VI. Optional Benefits" for additional information.

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.


No withdrawal charge is imposed upon return of a Contract within the ten day right to review period. The 10 day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. Also, when required by state law or when the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable.

If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new Contract is a replacement of an existing contract.


(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money Market Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract.


You own the Contract.

Ownership

Prior to the Maturity Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

In the case of Nonqualified Contracts, you may change ownership of the Contract or you may collaterally assign the Contract at any time prior to the earlier of the Annuity Commencement Date or the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for federal tax purposes. Changing the ownership of a Contract will also impact any guaranteed minimum withdrawal benefit Riders purchased under the Contract (see "VI. Optional Benefits"). A collateral assignment is treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in changing the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit.

You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

In the case of Qualified Contracts, ownership of the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, you may not sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us. You may request a Statement of Additional Information from the Annuities Service Center for more information specific to Section 403(b) Qualified Contracts.

The Annuitant is either you or someone you designate.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we must distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.


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The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary


The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of Beneficiaries.


Spouse

FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the Federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, we will pay the amount of any underpayment immediately and we will deduct the amount of any overpayment from future annuity payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under the DCA program (see "Special Transfer Services-Dollar Cost Averaging" for details). However, we may make available Fixed Investment Options under the Contract in the future. If we do, a Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

Fixed Investment Options other than the DCA Fixed Investment Option are not available with John Hancock USA Contracts issued in the states of Mississippi, Minnesota and Oregon. Certain other states may impose restrictions on the availability of Fixed Investment Options under your Contract.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.


You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as a



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

single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals."

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VIII. Federal Tax Matters." Withdrawals are permitted from Contracts issued in connection with Section 403(b) qualified plans only under limited circumstances. See the section titled "Qualified Plan Types" in the Statement of Additional Information.

CHARGES. No asset based charges are deducted from Fixed Investment Options.

                             VI. Optional Benefits


You may elect to purchase optional benefit Riders when you purchase a Contract. We currently offer two types of optional benefit Riders, Guaranteed Minimum Withdrawal Benefit Riders and a Death Benefit Rider.





OVERVIEW

Guaranteed Minimum Withdrawal Benefit Riders

If available in your state and through your registered representative's authorized distributor, you may select one of the following "guaranteed minimum withdrawal benefit" ("GMWB") Riders:

     -    Income Plus for Life 5.09*; or


     -    Income Plus for Life - Joint Life 5.09.*



     * If your application was received in good order prior to May 1, 2009, and it specified Income Plus for Life 12.08 or Income Plus for Life - Joint Life 12.08 (prior versions of our GMWB Riders), then we may issue your Contract with these Riders instead of Income Plus for Life
          5.09 or Income Plus for Life - Joint Life 5.09 after May 1. Please see Appendix E: "Additional Information about Income Plus for Life 12.08 Series Riders" for details about those Riders.



We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to all Income Plus for Life Riders - i.e., Income Plus for Life 5.09, Income Plus for Life - Joint Life 5.09, Income Plus for Life 12.08 and Income Plus for Life - Joint Life 12.08.


Death Benefit Rider

You also may select an Annual Step Death Benefit Rider.

We provide additional information about these optional benefit Riders in the following sections.

GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

This section of the Prospectus provides general information about our guaranteed minimum withdrawal benefit ("GMWB") Riders. We provide specific information about each GMWB Rider's features in the sections that follow and in Appendix E.




Covered Person(s)


Please review the "Features" section of the Rider you are considering to determine if the Rider provides a lifetime income guarantee that can be based on a single life or a joint life.


SINGLE LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may waive the requirement of Contract ownership and permit you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We will permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.


The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.



JOINT LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law to be treated as a Covered Person under the Contract. See "Civil Union and Same-Sex Marriage Partners" below.


For Riders issued with Nonqualified Contracts:

     -    both the spouses must be named as co-Owners of the Contract; or

     - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:

     - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and

     -    the Owner's spouse must be the designated Beneficiary.




Availability of Guaranteed Minimum Withdrawal Benefit Riders


You may elect a guaranteed minimum withdrawal benefit Rider at the time you purchase a Contract, provided:

     - the Rider is available for sale in the state where the Contract was sold;


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

     - you limit your investment allocations of Purchase Payments and Contract Value to the Investment Options we make available with the Rider;

     - you (and any other Covered Person) comply with the age restrictions we may impose for the Rider; and

     - you do not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an "Inherited IRA" or "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.

Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.

We reserve the right to accept or refuse to issue any guaranteed minimum withdrawal benefit Rider at our sole discretion. Once you elect a guaranteed minimum withdrawal benefit Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

AGE RESTRICTIONS. You, or both you and your spouse (who must also qualify as a Covered Person in the case of an Income Plus for Life - Joint Life Rider) must be under age 81 to purchase a Rider.


ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. You may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for another optional guaranteed minimum withdrawal benefit Rider after you purchase a Contract. Please see Appendix D: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.


WE PROVIDE NO ASSURANCE THAT YOU WILL BE ABLE TO EXCHANGE A RIDER FOR ANOTHER RIDER IN ANY GIVEN STATE. YOU SHOULD PURCHASE A CONTRACT WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER ONLY IF THAT RIDER IS APPROPRIATE FOR YOUR NEEDS AND FINANCIAL CIRCUMSTANCES.

CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we will allow civil union and same-sex marriage partners to purchase the Contract with a guaranteed minimum withdrawal benefit Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the Statement of Additional Information for a table identifying these states. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Rider Fees

We charge an additional fee on each Contract Anniversary for a guaranteed minimum withdrawal benefit Rider, and reserve the right to increase the fee on the effective date of each Step-up under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:

     -    on the date we determine the death benefit;

     - after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

     -    at full surrender of the Contract.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.


FEE FOR INCOME PLUS FOR LIFE 5.09 SERIES RIDERS. The current fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus for Life 5.09 or Income Plus for Life - Joint Life 5.09 fee on the effective date of each Step-up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR INCOME PLUS FOR LIFE 12.08 SERIES RIDERS. We describe the fees for the Income Plus for Life 12.08 Series Riders (the earlier version of our guaranteed minimum withdrawal benefit Riders) in Appendix E.


If we decide to increase the rate of a Rider fee at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-up. If you decline a scheduled Step-up, we will not increase the Rider fee at that time. You will have the option to elect to a Step-up within 30 days of subsequent Step-up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-ups on each succeeding Step-up Date.

Restrictions on Additional Purchase Payments


If you purchase a guaranteed minimum withdrawal benefit Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase" in each separate GMWB Rider section below). Other limitations on Additional Purchase Payments may vary by state.


Special Purchase Payment limits on Nonqualified Contracts. If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:


     - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $25,000.


Special Purchase Payment limits on Qualified Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:


     - to the extent provided in your Rider, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $25,000;


     - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

     - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor prior to electing a GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

If you elect to purchase any of our Guaranteed Minimum Withdrawal Benefit Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders

If you purchase any of our guaranteed minimum withdrawal benefit Riders, you must invest 100% of your Contract Value at all times in one or more of the investment options we make available for these Riders (see "Available Individual Investment Options" below).

You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal (see "Accumulation Period Provisions - Withdrawals" on page __). We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTION IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchase a Contract with any of our currently offered guaranteed minimum withdrawal benefit Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:


     -    Core Allocation Trust



     -    Core Balanced Trust



     -    Core Disciplined Diversification Trust



     -    Core Fundamental Holdings Trust



     -    Core Global Diversification Trust



     -    Core Strategy Trust



     -    Lifestyle Balanced Trust



     -    Lifestyle Conservative Trust



     -    Lifestyle Growth Trust



     -    Lifestyle Moderate Trust



     -    Money Market Trust


You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.


WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, we will not allow new investors into the restricted Investment Option. You may not be able to transfer or allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUS FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.

Increases in Guaranteed Amounts


ADDITIONAL PURCHASE PAYMENTS. We describe how Additional Purchase Payments can increase the Benefit Base and Lifetime Income Amount for the Income Plus for Life Series Riders in the discussion of each Riders' features (see "Features of the Income Plus for Life 5.09 Series" below, or Appendix E: "Additional Information about Income Plus for Life 12.08 Series Riders").


Credits may increase one or more of our guarantees when you defer withdrawals.


CREDITS. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider. Please refer to "Features of the Income Plus for Life 5.09 Series," below, or Appendix E: "Additional Information about Income Plus for Life 12.08 Series Riders" for more details.


Step-ups may increase one or more of our guarantees if your Contract has favorable investment performance.


STEP-UPS. You may be able to increase the amount we guarantee under your GMWB Rider if your Contract Value exceeds the Benefit Base for your Rider on the Anniversary Date(s) described in that Rider. Please refer to "Features of the Income Plus for Life 5.09 Series," below, or Appendix E: "Additional Information about Income Plus for Life 12.08 Series Riders" for more details.



Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders



OVERVIEW. Each of our guaranteed minimum withdrawal benefit Riders provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person (or younger Covered Person in the case of a joint-life Rider) when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchase. We may increase the guarantee:



     - by one or more Credits if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;



     - as a result of a Step-up of the guarantee to reflect your then current Contract Value on certain Contract Anniversary dates; or



     -    if you make an Additional Purchase Payment up to specified limits.



Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period.



EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount permitted under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:



     -    you take withdrawals prior to the Lifetime Income Date, or



     - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.



Please refer to "Features of the Income Plus for Life 5.09 Series," below, or Appendix E: "Additional Information about Income Plus for Life 12.08 Series Riders" for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.



Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. If you take withdrawals before the Lifetime Income Date and Contract Value or your Benefit Base declines to zero, you will lose guaranteed minimum withdrawal benefits under the Rider.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchase a guaranteed minimum withdrawal benefit Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. Depending on the

Rider you purchase, the Income Made Easy Program provides an income for the lifetime of the Covered Person(s) beginning no earlier than the Lifetime Income Date.



The Income Made Easy Program allows you to select: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.



Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:



     -    you select option A, B or C; and



     - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.



Income Made Easy withdrawals, like other withdrawals:



     - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;



     -    reduce the death benefit and other optional benefits; and



     - cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the program.



If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal Services
- The Income Plan" in "V. Description of the Contract") if you enroll in the Income Made Easy Program.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:



     - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code Section 72(q)(2)(D) or
          Section 72(t)(2)(A)(iv); or



     - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with Code Section 72(s)(2); or



     - Qualified Death Benefit Stretch Distributions these are payments we calculate to comply with Code Section 401(a)(9), Section 403(b)(10),
          Section 408(b)(3), or Section 408A(c)(5); or



     - Required Minimum Distributions and "Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code
          Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c)(5). For further information on such distributions, including special tax treatment relating to calendar year 2009, please see "Required Minimum Distributions" in "VIII. Federal Tax Matters."



Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. If you take the withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Program on or after the Lifetime Income Date, however, we will not reduce annual withdrawal amounts under your Rider. Please refer to "Features of the Income Plus for Life 5.09 Series," below, or Appendix E:
"Additional Information about Income Plus for Life 12.08 Series Riders" for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider's guarantees. The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.



If you are interested in the Life Expectancy Program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. The withdrawals you take while participating in the Income Plan (see "Special Withdrawal Services - The Income Plan" in "V. Description of the Contract") or the Income Made Easy Program (see the preceding section) may fulfill the substantially equal periodic payments of a Life Expectancy Program.

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. If you participate in our Life Expectancy Distribution Program, we will make a withdrawal for Required Minimum Distributions and Qualified Death Benefit Stretch Distributions for tax year 2009 unless you notify us in writing otherwise. (Please see "Temporary Waiver of RMDs for 2009" in "VIII. Federal Tax Matters" for more information.) You should discuss these matters with a qualified tax advisor.



SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to "Features of the Income Plus for Life 5.09 Series," below, or Appendix E: "Additional Information about Income Plus for Life 12.08 Series Riders" for more information.



During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.


Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a guaranteed minimum withdrawal benefit Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "Pay-out Period Provisions" in "V. Description of the Contract."

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").

When you take withdrawals:

     -    you will have the flexibility to start and stop withdrawals;

     - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

     - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

     -    you reduce the Contract Value available for annuitization; and

     - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VIII. Federal Tax Matters" for tax considerations related to optional benefit Riders.

When you annuitize:

     - you will receive annuity payments that will be fixed in amount (or in the number of units paid for Variable Annuity payments);

     - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);

     -    you will no longer have access to the Contract Value; and

     - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VIII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.


Impact of Death Benefits



Our guaranteed minimum withdrawal benefit Riders end if a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Please see "Features of the Income Plus for Life 5.09 Series - Impact of Death Benefits," below, or Appendix E: "Additional Information about Income Plus for Life 12.08 Series Riders" for additional details about the impact of death benefits on amounts guaranteed under a Rider.



We reduce the death benefit each time you take a withdrawal.



EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro-rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 - 10% x $100,000).


Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See "VIII. Federal Tax Matters" for additional information on tax considerations related to optional benefit Riders.


FEATURES OF THE INCOME PLUS FOR LIFE 5.09 SERIES


Covered Person(s)


The Income Plus for Life 5.09 Series we currently offer provides a lifetime income guarantee based on a single life (Income Plus for Life 5.09) or on the lifetime duration of two Covered Persons (Income Plus for Life - Joint Life 5.09).


Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate


The Benefit Rate is:



     - Income Plus for Life 5.09 -4.00% -5.00%, depending on the Covered Person's age on the Lifetime Income Date (see table below).



     - Income Plus for Life - Joint Life 5.09 -3.75% -4.75%, depending on the Covered Person's age on the Lifetime Income Date (see table below). Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus for Life - Joint Life 5.09 Rider, we use a lower Benefit Rate than we do under the Income Plus for Life 5.09 Rider.



                               BENEFIT RATE BY AGE



  Covered Person's age on the
 Contract Anniversary prior to
the first withdrawal after the
     Lifetime Income Date        Income Plus for Life 5.09   Income Plus for Life - Joint Life 5.09
------------------------------   -------------------------   --------------------------------------
          58 1/2 - 63                      4.00%                              3.75%
          64 and over                      5.00%                              4.75%



EXAMPLE: Assume that your date of birth was January 1, 1952 and you purchase a Contract with the Income Plus for Life 5.09 Rider on July 10, 2009. Your Lifetime Income Date is July 10, 2010, the Contract Anniversary after you attain age 58 1/2. If the first time you take a withdrawal after the Lifetime Income Date is September 1, 2010, we will set your Benefit Rate equal to 4% since your were age 58 1/2 on the Contract Anniversary prior to that withdrawal. If you wait until September 1, 2017 to take the first withdrawal after the Lifetime Income Date, we will set your Benefit Rate equal to 5% since you were over age 64 on the Contract Anniversary prior to the withdrawal.



We may change the Benefit Rate we offer for this Rider. With the higher Benefit Rate at older ages, if you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate applicable to the attained age of the Covered Person (youngest Covered Person under Income Plus for Life - Joint Life 5.09) on the first withdrawal after the Lifetime Income Date.

We do not expect the Benefit Rate(s) we offer to be less than 3% or more than 7%, but provide no assurance that we will continue to offer the Rider within this range. Once you purchase this Rider, however, the Benefit Rate(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

Lifetime Income Amount

The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

     - (for Income Plus for Life 5.09): the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or


     - (for Income Plus for Life - Joint Life 5.09): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person.


We determine the initial Lifetime Income Amount by multiplying:

     -    the Benefit Rate for the Rider on the Lifetime Income Date; by

     -    the Benefit Base for the Rider on the Lifetime Income Date.


EXAMPLE (Income Plus for Life 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).



EXAMPLE (Income Plus for Life - Joint Life 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).


We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-ups, Credits, Additional Purchase Payments and increases in your Benefit Rate, if any. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date


The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchase the Rider (the Rider's "effective date") if the Covered Person (or the youngest Covered Person for Income Plus for Life - Joint Life 5.09) is age 58 1/2 or older at the time.



Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately following, the date the Covered Person (or oldest Covered Person) attains age 58 1/2 . The earliest available Lifetime Income Date we offer for this Rider is subject to change. Once you purchase this Rider, the earliest available Lifetime Income Date in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.


Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.


We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see "Increases in Guaranteed Amounts," following this section).



Increases in Guaranteed Amounts


ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

On and after the earliest available Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

     -    the Lifetime Income Date or

     -    the latest of:

          -    the date of a Purchase Payment that we applied to the Benefit
               Base.

          -    the date of a reduction in the Benefit Base, or

          -    the effective date of a Step-up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional

Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).


CREDITS. We offer the Rider with the following Credit features:



     -    Annual Credit Rate -5%



     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period each time a Step-up occurs to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.


The Credit Rate and Credit Periods we offer for this Rider are subject to change. We may offer a Credit Rate that varies, based on a Contract Anniversary Date, the age of the Covered Person of the Lifetime Income Date, the length of a Credit Period, or a combination of these factors. We do not expect the Credit Rate(s) we offer to be less than 3% or more than 7% and the Credit Period to be between 5 and 15 Contract Years, but provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Credit Rates and the Credit Period(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

Annual Credits. (We may refer to the Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferred Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.


EXAMPLE (Income Plus for Life 5.09): Assume that you purchase a Contract with an Income Plus for Life 5.09 Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,250 (5% x $105,000).



     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.


     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.


     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,988 (5% x $99,750).



EXAMPLE (Income Plus for Life - Joint Life 5.09): Assume that you purchase a Contract with an Income Plus for Life - Joint Life 5.09 Rider when the younger Covered Person is age 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $4,988 (4.75% x $105,000).



     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,225 (4.75% x $110,000 ).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.


     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.


     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,738 (4.75% x $99,750).



STEP-UPS. We offer the Income Plus for Life 5.09 Series Riders with the following Step-up Dates:

     - (for Income Plus for Life 5.09) - the first Contract Anniversary after you purchase the Rider, and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary.



     - (for Income Plus for Life - Joint Life 5.09) - the first Contract Anniversary after you purchase the Rider, and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary.



The Step-up Dates we offer are subject to change. We may offer the Rider with Step-up Dates that differ between Income Plus for Life 5.09 and Income Plus for Life - Joint Life 5.09, that occur after the Rider has been in effect for more than one Contract Year, or that occur at intervals longer than one Contract Year. We also may shorten the period during which we provide Step-up Dates. We do not expect the Step-up Dates we may offer in the future to begin more than 5 Contract Years from the date you purchase a Rider, to occur at intervals greater than 5 Contract Years, or to end sooner than on the Age 75 Contract Anniversary, but we provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Step-up Dates in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.


If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see ____). The new Lifetime Income Amount will equal the Benefit Base value after the Step-up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.

We also reserve the right to increase the rate of the fee for the Income Plus for Life 5.09 Series Riders, up to a maximum rate of 1.20% on any Step-up Date. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased.

Step-ups may occur only while an Income Plus for Life 5.09 Series Rider is in effect.

If you decline an automatic Step-up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-ups.


EXAMPLE: Assume that you purchase a Contract with an Income Plus for Life 5.09 Rider when you, the Covered Person, are 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000 . Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).



Withdrawals, Distributions and Settlements



EXCESS WITHDRAWALS. For purposes of the Income Plus for Life 5.09 Series Riders, an Excess Withdrawal is:



     - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or



     - a withdrawal (including applicable withdrawal charges) you take on or after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges), exceed the Lifetime Income Amount for that Contract Year.



We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.



We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals.



WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.



EXAMPLE: Assume that you purchase a Contract with an Income Plus for Life 5.09 Rider that names you as the Covered Person when you are 45. Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract, and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.



If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value and your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider. (See "Settlement Phase" in this section, below.)



Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VIII. Federal Tax Matters").



WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.



Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.



EXAMPLE (Income Plus for Life 5.09): Assume that you purchase a Contract with an Income Plus for Life 5.09 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).



EXAMPLE (Income Plus for Life - Joint Life 5.09): Assume that you purchase a Contract with an Income Plus for Life - Joint Life 5.09 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 4.78% (($10,000-$5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 -
4.78% x $110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976
(4.75% x $104,747).



EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER THE LIFETIME INCOME AMOUNT GUARANTEED FOR FUTURE WITHDRAWALS. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.



We do not reduce the Benefit Base and/or the Lifetime Income Amount:



     - if the withdrawals are taken under our Life Expectancy Distribution Program, or



     - if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount. (Any applicable withdrawal charges cannot cause a withdrawal to exceed the Lifetime Income Amount.)



The Income Plus for Life 5.09 Rider enters the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See "Settlement Phase" in this section, below. The Income Plus for Life 5.09 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



We reduce your Contract Value and your death benefit each time you take a withdrawal.



EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro-rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 - 10% x $100,000).



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus for Life 5.09 Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" above).



We will reduce your Benefit Base by the amount of the withdrawal if you take a withdrawal under the Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:



     -    the Contract Value reduces to zero at any time during a Contract Year;
          and



     -    there were no Excess Withdrawals during that Contract Year; and



     -    the Benefit Base is still greater than zero at the time.



There is no Settlement Phase under an Income Plus for Life 5.09 Rider if:



     - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or



     - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.



YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.



The settlement amount we pay to you under the Rider varies:



     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.



     - (for Income Plus for Life 5.09) If the Settlement Phase begins before the earliest available Lifetime Income Date, we will begin making annual settlement payments following the earliest available Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).



     - (for Income Plus for Life - Joint Life 5.09) If you purchased the Rider before the younger Covered Person attained age 58 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).



     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.


Impact of Death Benefits

INCOME PLUS FOR LIFE 5.09. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

                                 THEN
IF THE DECEASED OWNER IS:        INCOME PLUS FOR LIFE 5.09:
------------------------         -----------------------------------------------
1. Not the Covered Person        -    may continue if the Beneficiary elects to
                                      continue the Contract within the time we
                                      permit under our administrative rules. We
                                      will automatically increase the Benefit
                                      Base to equal the initial death benefit we
                                      determine, if the death benefit is greater
                                      than the Benefit Base prior to our
                                      determination. We will also recalculate
                                      the Lifetime Income Amount to equal the
                                      Benefit Rate then in effect multiplied by
                                      the recalculated Benefit Base and will
                                      assess the Rider Fee based on the
                                      recalculated Benefit Base.

                                 -    enters its Settlement Phase if a
                                      subsequent withdrawal would deplete the
                                      Contract Value to zero, and the remaining
                                      Lifetime Income Amount for the year of
                                      withdrawal is still greater than zero.

                                 -    continues to be eligible for any remaining
                                      Credits and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit
                                      Base, if any, to reflect the initial death benefit and any future Step-ups if we increase the rate of the Income Plus for Life 5.09 fee at that time.

                                 THEN
IF THE DECEASED OWNER IS:        INCOME PLUS FOR LIFE 5.09:
------------------------         -----------------------------------------------
2. The Covered Person            -    ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus for Life 5.09 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE 5.09. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus for Life
- Joint Life 5.09 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either
(b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus for Life - Joint Life 5.09 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus for Life - Joint Life 5.09 Rider fee (see "Fee for Income Plus for Life 5.09 Series Riders" on page __). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus for Life - Joint Life 5.09 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus for Life - Joint Life 5.09 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.


Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:


     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus for Life - Joint Life 5.09 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider


You may not terminate an Income Plus for Life 5.09 Series Rider once it is in effect. However, an Income Plus for Life 5.09 Series Rider will terminate automatically upon the earliest of:


     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option begins;

     -    the date the Contract Value and the Benefit Base both equal zero;

     -    (for Income Plus for Life 5.09) the death of the Covered Person;

     - (for Income Plus for Life - Joint Life 5.09) the death of the last Covered Person remaining under the Rider;


     - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any exchange program that we may make available; or



     -    termination of the Contract.



You should consult with your financial professional to assist you in determining whether an Income Plus for Life 5.09 Series Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and a Covered Person must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore, Income Plus for Life
5.09 Series Riders limit the Investment Options otherwise available under the Contract, require you to defer taking withdrawals to receive certain benefits, contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provide no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if an Income Plus for Life 5.09 Series Rider is suitable for your needs, especially at older ages.





ANNUAL STEP DEATH BENEFIT

You may elect the optional Annual Step Death Benefit:


     - for an additional charge of 0.20% of the value of the Variable Investment Options;

     - as long as the oldest Owner of a Contract is not age 80 or older at the time of purchase (we impose this restriction because the Annual Step Death Benefit would be zero if the oldest Owner were age 80 or older on the effective date of the Rider); and



     - if you do not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as a "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.


Election of this optional benefit may only be made at the time the Contract is issued and, once made, is irrevocable.

Rider Benefit

The amount of the death benefit for the optional Annual Step Death Benefit is the greater of:

     - the death benefit described under "Death Benefit During Accumulation Period"; or

     -    the Annual Step Death Benefit.

The Annual Step Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step Death Benefit but prior to the oldest Owner's 81st birthday.

ANNIVERSARY VALUE. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on the Contract Anniversary, plus Additional Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) multiplied by
(b) where:

     (a) is equal to the optional Annual Step Death Benefit prior to the withdrawal; and

     (b) is equal to the Withdrawal Amount divided by the Contract Value prior to the partial withdrawal.

CONTINUATION OF RIDER UPON DEATH OF OWNER. If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the Contract and the Optional Annual Step Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the Optional Annual Step Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will not be considered in determination of the optional Annual Step Death Benefit. In determination of the optional Annual Step Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date the first death benefit is paid.

Termination of the Optional Annual Step Death Benefit

The Optional Annual Step Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Optional Annual Step Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Optional Annual Step Death Benefit) as the new Owner.

Annual Step Death Benefit Fee


A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Sub-Account for the Annual Step Death Benefit.


Qualified Plans

If you intend to use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step Death Benefit) may have on your plan. Please consult your qualified tax advisor.

The addition of the Annual Step Death Benefit to a Contract may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will result in an increased death benefit.

                           VII. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see "VI. Optional Benefits."

WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on Purchase Payments that have been in the Contract less than 7 complete Contract Years. We do not assess a withdrawal charge with respect to i) earnings accumulated in the Contract, ii) certain other "free withdrawal amounts" described below or iii) Purchase Payments that have been in the Contract more than 7 complete Contract Years. In no event may the total withdrawal charges exceed 6% of the amount invested.


We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:


     - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and

     - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.


Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.


Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

                           MAXIMUM WITHDRAWAL CHARGE*
                     (as a percentage of Purchase Payments)

                           JOHN HANCOCK USA
                           JOHN HANCOCK NY
                           ----------------
First Year                        6%
Second Year                       6%
Third Year                        5%
Fourth Year                       5%
Fifth Year                        4%
Sixth Year                        3%
Seventh Year                      2%
Eighth Year                       0%
Thereafter                        0%

* The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A to this Prospectus.

Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA Contracts only; not available in MA and NY)

In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

     - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person;

     -    the confinement began at least one year after the Contract Date;

     -    confinement was prescribed by a "Physician";

     - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and

     - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.


A "Physician" is a person other than you, the Annuitant(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.


"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. THE WAIVER DESCRIBED ABOVE IS NOT AVAILABLE IN ALL STATES AND CERTAIN TERMS MAY VARY DEPENDING ON THE STATE OF ISSUE AS NOTED IN YOUR CONTRACT. WITHDRAWALS MAY BE TAXABLE AND IF MADE PRIOR TO AGE 59 1/2 MAY BE SUBJECT TO A 10% PENALTY (SEE "VIII. FEDERAL TAX MATTERS").

There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., "Reduction or Elimination of Charges and Deductions") that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

ANNUAL CONTRACT FEE

We will deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and us in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee's assessment, we will waive the annual Contract fee. During the Accumulation Period, this administration fee is deducted on the last day of each Contract Year. It is withdrawn from each investment option in the same proportion that the value of such investment option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the last day of any Contract Year, the $30 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro-rata basis from each annuity payment.

ASSET-BASED CHARGES

We deduct asset-based charges on an annual basis for administration, distribution and mortality and expense risks. We do not assess asset-based charges against Fixed Investment Options.

Daily Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct a daily charge in an amount equal to 0.15% of the value of each Variable Investment Option on an annual basis deducted from each Sub-Account to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the amount of the administration fees will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "Death Benefit During Accumulation Period" on page __). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Sub-Accounts a daily charge in an amount equal to 1.00% of the value of the Variable Investment Options on an annual basis for the first 7 Contract Years and 0.85% thereafter. The rate of the mortality and expense risks charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

We may reduce or eliminate the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:

     - We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

     - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

     - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

     - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

     - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

     - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. We will eliminate the withdrawal charge when a Contract is issued to officers, trustees, directors or employees (or a relative thereof) of ours, or of any of our affiliates, or of the John Hancock Trust. In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your registered representative.

PREMIUM TAXES

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.


In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


               PREMIUM TAX RATE(1)
            ------------------------
STATE OR    QUALIFIED   NONQUALIFIED
TERRITORY   CONTRACTS     CONTRACTS
---------   ---------   ------------
CA            0.50%        2.35%
GUAM          4.00%        4.00%
ME(2)         0.00%        2.00%
NV            0.00%        3.50%
PR            1.00%        1.00%
SD(2)         0.00%        1.25%(3)
TX(4)         0.04%        0.04%
WV            1.00%        1.00%
WY            0.00%        1.00%

(1)  Based on the state of residence at the time the tax is assessed.

(2)  We pay premium tax upon receipt of Purchase Payment.

(3)  0.80% on Purchase Payments in excess of $500,000.

(4)  Referred to as a "maintenance" tax.

                            VIII. Federal Tax Matters

INTRODUCTION

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT --FEDERAL, STATE, OR LOCAL-- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit Rider, using the Contract Value. See "VI. Optional Benefits" for a description of the guaranteed minimum withdrawal benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

Please see "Conversions and Rollovers to Roth IRAs" below for additional information on the impact on withdrawals of tax withholding pursuant to a conversion to a Roth IRA.

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a guaranteed minimum withdrawal benefit Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.

You should consult a tax advisor for information on any optional benefit Riders.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NONQUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.


When you take a partial withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract (additional withdrawals based upon a Rider guarantee will be subject to income tax). If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.


For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Non-qualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year are treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax advisor should be consulted in those situations.


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Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

     - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of an Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.


Exchanges of Annuity Contracts



We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may not exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit.) If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includable in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 12 months after the exchange.


Puerto Rico Nonqualified Contracts

IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A TAX ADVISOR BEFORE PURCHASING AN ANNUITY CONTRACT. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.


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Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

QUALIFIED CONTRACTS
(Contracts Purchased for a Qualified Plan)

The Contracts are also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the Statement of Additional Information, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax advisor.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the


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Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax advisor.

TEMPORARY WAIVER OF RMDS FOR 2009. On December 23, 2008, the Worker, Retiree, and Employer Recovery Act of 2008 (the "Act") was signed into law. The Act provides a temporary waiver from required minimum distribution (RMD) rules in 2009 for certain tax-qualified retirement plans (including IRAs). You will need to notify us if you wish to suspend systematic withdrawals of RMD amounts under a Contract intended for use with a tax-qualified retirement plan (including an IRA).

Under the Act, no minimum distribution is required for calendar year 2009 from individual retirement plans and employer-provided "defined contribution" retirement plans. The next RMD under these types of plans would be for calendar year 2010. This relief applies to lifetime distributions to employees and IRA owners and after-death distributions to beneficiaries.

In the case of an individual who attains age 70 1/2 in 2009 (i.e., the individual's required beginning date under current law is April 1, 2010), no distribution is required for 2009 and no distribution will be required to be made by April 1, 2010.

If the five year rule applies to the payment of death benefit amounts, the Act provides that the five year period is determined without regard to calendar year 2009. For example, if an individual dies in 2007, the Act provides that the five year period ends in 2013 instead of 2012.

The Act does not change:

     - the requirement for an individual who attains age 70 1/2 in 2008 to begin RMDs, if not made during 2008, by April 1, 2009; and

     -    any RMD for calendar years after 2009.

In the case of an employer-provided plan, the Act also provides that if a plan makes a distribution in 2009 that is an "eligible rollover distribution" (but would have been an RMD if not for the Act's waiver of 2009 requirements), the plan may, but is not required to, offer an employee the ability to make a direct rollover of that amount and provide the employee with a written explanation of the requirement. If the employee elects to receive the distribution, the distribution is not subject to mandatory 20% federal income tax withholding.

Unless you notify us otherwise, we will continue to process systematic withdrawals that you have pre-authorized for an RMD amount. Please read the annuity prospectus carefully for additional information about the systematic withdrawal program(s) offered under your Contract.

You may not be required to take an RMD from a Contract in 2009. If you take a pre-authorized systematic withdrawal for a "required minimum distribution" amount in 2009, the withdrawal: (i) may be subject to income tax and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax; (ii) may reduce the death benefit and other optional benefits; and
(iii) may cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the systematic withdrawal program.


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Call or write us at the Annuities Service Center listed on page ii of this
Prospectus if you wish to defer your RMD for 2009. If you would like to defer your RMD for 2009 but have already received a scheduled distribution, call our Annuities Service Center within 60 days of receipt of your distribution to discuss your options.

Please consult your tax advisor to determine how the Act affects your RMDs.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 or the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers

If permitted under your plan, you may make a distribution:

     - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;

     - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA; or

     - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans.

In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse beneficiary.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000 and (ii) you are not a married tax payer filing a separate return. This type of rollover is taxable. You may make a tax-free rollover to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or Section 403(b) of the Code.

Although we allow a beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA beneficiary to purchase any of our optional benefit Riders on that Contract.


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In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.

Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit it to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read "VI. Optional Benefits" for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married tax payer filing a separate return.

These restrictions do not apply in tax years beginning after December 31, 2009. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or
Section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "VI. Optional Benefits" for information about the impact of withdrawals on optional benefit Riders.

You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Qualified Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We currently are not offering this Contract for use in a retirement plan intended to qualify as a
Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your
Section 403(b) Qualified Plan concerning the sharing of information related to


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your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complieS with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Please see Appendix B or request a copy of the Statement of Additional Information from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISOR

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.


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                               IX. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties are offering asset allocation services ("Asset Allocation Services") in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.

DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").


We offer the Contracts for sale through broker-dealers (firms) that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.


JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's or fund-of-funds' (but not both) distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.

The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7.50% of Purchase Payments. In addition, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation.

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2008, in the Statement of Additional Information (SAI), which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Selling broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

CONFIRMATION STATEMENTS

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees, or other obligations.


STATEMENTS OF ADDITIONAL INFORMATION



Our Statements of Additional Information provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents



General Information and History ..........................................     1
Accumulation Unit Value Tables ...........................................     1
Services .................................................................     1
   Independent Registered Public Accounting Firm .........................     1
   Servicing Agent .......................................................     1
   Principal Underwriter .................................................     1
   Special Compensation and Reimbursement Arrangements ...................     2
State Variations Regarding Recognition of Same-Sex Couples ...............     5
Qualified Plan Types .....................................................     6
Legal and Regulatory Matters .............................................    10
Appendix A: Audited Financial Statements .................................   A-1



JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents



General Information and History ..........................................     1
Accumulation Unit Value Tables ...........................................     1
Services .................................................................     1
Independent Registered Public Accounting Firm ............................     1
Servicing Agent ..........................................................     1
Principal Underwriter ....................................................     1
Special Compensation and Reimbursement Arrangements ......................     2
State Variations Regarding Recognition of Same-Sex Couples ...............     5
Qualified Plan Types .....................................................     6
Legal and Regulatory Matters .............................................    10
Appendix A: Audited Financial Statements .................................   A-1



Financial Statements



The Statements of Additional information also contain the Company's financial statements as of the years ended 2007 and 2008, and its Separate Accounts' financial statements as of the year ended 2008 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2008, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

            APPENDIX A: Examples of Calculation of Withdrawal Charge

The following examples assume an initial Purchase Payment of $30,000 and an Additional Purchase Payment of $20,000 during the second Contract Year.

EXAMPLE 1. If you surrender the Contract during Contract Year 3, the Contract Value is $60,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

     a) First we will calculate the free withdrawal amount, which equals the greater of:

          -    10% of all Purchase Payments = .10 x ($30,000 + $20,000) =
               $5,000, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $60,000 - $50,000 = $10,000.

     b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $60,000 - $10,000 = $50,000.

     c) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

          - The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 x $30,000 = $1,500.

          - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 x $20,000 = $1,200.

          -    The total withdrawal charge is $1,500 + $1,200 = $2,700.

EXAMPLE 2. If you surrender the Contract during Contract Year 3, the Contract Value is $35,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

     a) First we will calculate the free withdrawal amount, which equals the greater of:

          -    10% of all Purchase Payments = .10 x ($30,000 + $20,000) =
               $5,000, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $35,000 - $50,000 = $- 15,000.

     b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $5,000 = $45,000.

     c) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Payment has been in the contract.

          - The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 x $30,000 = $1,500.

          - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 x $15,000 = $900.

          -    The total withdrawal charge is $1,500 + $900 = $2,400.

EXAMPLE 3. If you take a partial withdrawal of $5,000 during Contract Year 3 when the Contract Value is $52,000 and then surrender the contract later in Contract Year 3 when the Contract Value is $49,000, we will calculate the withdrawal charge as follows:

     a) First we will calculate the free withdrawal amount for the partial withdrawal, which equals the greater of:

          -    10% of all Purchase Payments = .10 x ($30,000 + $20,000) =
               $5,000, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $52,000 - $50,000 = $2,000.

     b) Since the partial withdrawal is equal to the free withdrawal amount, we will not liquidate any Purchase Payments and there will not be any withdrawal charge.

     c) When the contract is surrendered, we will calculate the free withdrawal amount for the surrender, which equals the greater of:

          - 10% of all Purchase Payments reduced by prior withdrawals during the year = .10 x ($30,000 + $20,000) - $5,000 = $0, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $49,000 - $50,000 = $- 1,000.

     d) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $0 = $50,000.

     e) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the contract.

          - The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 x $30,000 = $1,500.

          - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 x $20,000 = $1,200.

          -    The total withdrawal charge is $1,500 + $1,200 = $2,700.

                        APPENDIX B: Qualified Plan Types

        PLAN TYPE
        ---------
    TRADITIONAL IRAS        Section 408 of the Code permits eligible
                            individuals to contribute to an individual
                            retirement program known as an Individual
                            Retirement Annuity or IRA (sometimes referred to as
                            a traditional IRA to distinguish it from the Roth
                            IRA discussed below). IRAs are subject to limits on
                            the amounts that may be contributed and deducted,
                            the persons who may be eligible and the time when
                            distributions may commence. Also, distributions
                            from certain other types of qualified retirement
                            plans may be rolled over on a tax-deferred basis
                            into an IRA. The Contract may not, however, be used
                            in connection with an Education IRA under Section
                            530 of the Code. In general, unless you have made
                            non-deductible contributions to your IRA, all
                            amounts paid out from a traditional IRA contract
                            (in the form of an annuity, a single sum, death
                            benefits or partial withdrawal), are taxable to the
                            payee as ordinary income.

      ROTH IRAS             Section 408A of the Code permits eligible
                            individuals to contribute to a type of IRA known as
                            a Roth IRA. Roth IRAs are generally subject to the
                            same rules as non-Roth IRAs, but they differ in
                            certain significant respects. Among the differences
                            are that contributions to a Roth IRA are not
                            deductible and qualified distributions from a Roth
                            IRA are excluded from income

    SIMPLE IRA PLANS        In general, under Section 408(p) of the Code a
                            small business employer may establish a SIMPLE IRA
                            retirement plan if the employer employed no more
                            than 100 employees earning at least $5,000 during
                            the preceding year. Under a SIMPLE IRA plan both
                            employees and the employer make deductible
                            contributions. SIMPLE IRAs are subject to various
                            requirements, including limits on the amounts that
                            may be contributed, the persons who may be
                            eligible, and the time when distributions may
                            commence. The requirements for minimum
                            distributions from a SIMPLE IRA retirement plan are
                            generally the same as those discussed above for
                            distributions from a traditional IRA. The  rules on
                            taxation of distributions are also similar to those
                            that apply to a traditional IRA with a few
                            exceptions (please see the section titled
                            "Qualified  Plan Types" in the Statement of
                            Additional Information for that information).

   SIMPLIFIED EMPLOYEE      Section 408(k) of the Code allows employers to
  PENSIONS (SEP - IRAS)     establish simplified employee pension plans for
                            their employees, using the employees' IRAs for such
                            purposes, if certain criteria are met. Under these
                            plans the employer may, within specified limits,
                            make deductible contributions on behalf of the
                            employees to IRAs. The requirements for minimum
                            distributions from a SEP - IRA, and rules on
                            taxation of distributions from a SEP - IRA, are
                            generally the same as those discussed above for
                            distributions from a traditional IRA.

SECTION 403(B) QUALIFIED    Section 403(b) of the Code permits public school
 PLANS OR TAX-SHELTERED     employees and employees of certain types of
        ANNUITIES           tax-exempt organizations to have their employers
                            purchase annuity contracts for them and, subject to
                            certain limitations, to exclude the Purchase
                            Payments from gross income for tax purposes. There
                            also are limits on the amount of incidental
                            benefits that may be provided under a tax-sheltered
                            annuity. These Contracts are commonly referred to
                            as "tax-sheltered annuities." We currently are not
                            offering this Contract for use in a Section 403(b)
                            Qualified Plan except under limited circumstances.
                            Please see the Statement of Additional Information
                            for this information.

   CORPORATE AND SELF-      Sections 401(a) and 403(a) of the code permit
  EMPLOYED PENSION AND      corporate employers to establish various types of
  PROFIT-SHARING PLANS      tax-deferred retirement plans for employees. The
   (H.R. 10 AND KEOGH)      Self-Employed Individuals' Tax Retirement Act of
                            1962, as amended, commonly referred to as "H.R. -
                            10" or "Keogh," permits self-employed individuals
                            to establish tax-favored retirement plans for
                            themselves and their employees. Such retirement
                            plans may permit the purchase of annuity contracts
                            in order to provide benefits under the plans,
                            however, there are limits on the amount of
                            incidental benefits that may be provided under
                            pension and profit sharing plans.

  DEFERRED COMPENSATION     Section 457 of the Code permits employees of state
PLANS OF STATE AND LOCAL    and local governments and tax-exempt organizations
  GOVERNMENTS AND TAX-      to defer a portion of their compensation without
  EXEMPT ORGANIZATIONS      paying current taxes. The employees must be
                            participants in an eligible deferred compensation
                            plan. A Section 457 plan must satisfy several
                            conditions, including the requirement that it must
                            not permit distributions prior to your separation
                            from service (except in the case of an unforeseen
                            emergency). When we make payments under a Section
                            457 Contract, the payment is taxed as ordinary
                            income.

For more detailed information about these plan types, you may request a Statement of Additional Information.

              APPENDIX C: John Hancock USA Annuity Exchange Program

              (Not available with John Hancock New York Contracts)


John Hancock USA will permit an eligible Owner of a "John Hancock qualifying contract" (see below for a list of John Hancock qualifying contracts) to exchange that contract for a new Venture(R) Variable Annuity Contract ("NEW CONTRACT"). If you are eligible and elect to exchange a John Hancock qualifying contract, you must surrender your existing contract and transfer all of its Contract Value to us. We will waive any future withdrawal charges under the New Contract we issue.


JOHN HANCOCK QUALIFYING CONTRACTS


This Program is not available with John Hancock New York contracts. We limit this exchange program to certain variable annuity contracts issued by either John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The John Hancock qualifying contracts are:



     -    Accommodator variable annuity (deferred contracts only);


     -    Accommodator 2000 variable annuity;

     -    Declaration variable annuity;

     -    Independence variable annuity;

     -    Independence Preferred variable annuity;

     -    Independence 2000 variable annuity;

     -    Patriot variable annuity;

     -    Revolution Access variable annuity;


     -    Revolution Extra variable annuity;



     -    Revolution Value variable annuity; and



     -    Revolution Value II variable annuity.


Eligibility Requirements


You are eligible to participate in the John Hancock USA Annuity Exchange Program if you own a John Hancock qualifying contract and:



     - neither you nor any other payee receive annuity payments under your John Hancock qualifying contract;



     - the remaining withdrawal charge of your John Hancock qualifying contract at the time of exchange is less than or equal to the greater of $1,000 or 1% of the John Hancock qualifying contract's total Purchase Payments;*



     - you intend to exchange your entire John Hancock qualifying contract for a New Contract;



     - you provide us with your written acknowledgement, in a form acceptable to us, that you may lose a potential death benefit under your John Hancock qualifying contract (you will lose a potential death benefit if you purchased an optional death benefit rider with your John Hancock qualifying contract or if the amount of the death benefit under that contract at the time of exchange is greater than that contract's surrender value);



     - you provide us with your written acknowledgement, in a form acceptable to us, that you may lose other benefits under any other optional benefit Rider that you may have purchased with your John Hancock qualifying contract; and



     - you are not subject to the restrictions we impose on the availability of Contracts for use in certain tax-qualified retirement plans. Please see "VIII. Federal Tax Matters" in the Prospectus for information about these restrictions.



We provide a VA Exchange Disclosure form that contains the acknowledgments we require for you to participate in the Program. You may obtain a copy of this form by contacting your financial representative or by contacting our Annuities Service Office at 1-800-344-1029.



* If you satisfy all the other eligibility requirements and elect to participate in the Program, we will waive the remaining withdrawal charge under the John Hancock qualifying contract you exchanged as well as any future withdrawal charges under the New Contract we issue.


IMPORTANT CONSIDERATIONS


Before you elect to participate in the John Hancock USA Annuity Exchange Program, you should be aware that:



     -    An exchange may not be in your best interest.



     - The charges and expenses of a New Contract differ from those under your existing John Hancock qualifying contract.



     - The Variable Investment Options of a New Contract differ from those under your existing John Hancock qualifying contract.

     - The fees and expenses of Portfolios available under a New Contract differ from those under your existing John Hancock qualifying contract.



     - The New Contract does not currently provide a Fixed Investment Option, unlike certain existing John Hancock qualifying contracts.



     - Under Revolution Extra and Revolution Value II qualifying contracts, your Contract Value may be adjusted by a market value adjustment ("MVA") if you elect to participate in the John Hancock USA Annuity Exchange Program.



     - The withdrawal charges of a New Contract may differ from those under your existing John Hancock qualifying contract.



     - The death benefit available with a New Contract may differ from those available under your existing John Hancock qualifying contract.



The benefits and limitations, Variable Investment Options, and charges and deductions of a New Contract will differ from those of a John Hancock qualifying contract. You should carefully review your existing contract and the Venture(R) Prospectus (including this Appendix) before deciding to make an exchange.



We believe that an exchange as described above will not be a taxable event for federal tax purposes; however, any Owner considering an exchange should consult a tax advisor. We reserve the right to terminate this exchange offer or to vary its terms at any time.



Charges and Expenses



The New Contract and your John Hancock qualifying contract have different Separate Account annual expenses, different Contract Owner transaction expenses and different Variable Investment Options that result in different total operating expenses charged by the Portfolios, as noted in the tables on the following pages.



The following tables compares the fees and expenses that you will pay under the New Contract and the John Hancock qualifying contracts at the time that you buy a contract, surrender the contract, or transfer cash value between Investment Options. State premium taxes may also be deducted.



                NEW      ACCOMMODATOR
              CONTRACT     variable                                                  INDEPENDENCE   INDEPENDENCE
              (VENTURE      annuity      ACCOMMODATOR   DECLARATION   INDEPENDENCE     PREFERRED        2000        PATRIOT
              variable     (deferred    2000 variable     variable      variable       variable       variable     variable
              annuity)       only)         annuity        annuity       annuity         annuity        annuity      annuity
              --------   ------------   -------------   -----------   ------------   ------------   ------------   --------
                                      MAXIMUM SALES CHARGE IMPOSED AT TIME OF PURCHASE
                                             (AS% OF AMOUNT PURCHASE PAYMENTS)
FIRST
$10,000:        none          8.0%           none           none          none           none           none        none
NEXT
$15,000:        none          7.0%           none           none          none           none           none        none
ALL
AMOUNTS
OVER
$25,000:        none          3.0%           none           none          none           none           none        none
                                                MAXIMUM WITHDRAWAL CHARGE:
                       (AS% OF AMOUNT PURCHASE PAYMENTS) FOR EACH YEAR FOLLOWING A PURCHASE PAYMENT
YEAR 1:       waived         none            8.5%          6.0%           8.0%           8.0%           7.0%        6.0%
YEAR 2:       waived         none            7.5%          6.0%           8.0%           8.0%           6.0%        6.0%
YEAR 3:       waived         none            7.5%          5.0%           8.0%           8.0%           5.0%        5.0%
YEAR 4:       waived         none            7.5%          5.0%(1)        7.0%           7.0%           4.0%        5.0%(1)
YEAR 5:       waived         none            6.0%          4.0%(1)        7.0%           7.0%           3.0%        4.0%(1)
YEAR 6:       waived         none            4.5%          3.0%(1)        6.0%           6.0%           2.0%        3.0%(1)
YEAR 7:       waived         none            3.0%          2.0%(1)        6.0%           6.0%           1.0%        2.0%(1)
YEAR 8 AND         0%        none              0%            0%             0%             0%             0%          0%
THEREAFTER:
                                                   ANNUAL CONTRACT FEE:
                 $30(2)       $30           $  30         $ 30(3)        $ 30(3)        $ 30(3)        $ 30(3)     $ 30(3)
                                                       TRANSFER FEE:
Maximum
Fee              $25          $25           $  25         $ 25           $ 25           $ 25           $ 25         None
Current
Fee              $ 0          $ 0           $   0         $  0           $  0           $  0           $  0         None

                   NEW                                            REVOLUTION   REVOLUTION
                CONTRACT   REVOLUTION   REVOLUTION   REVOLUTION    VALUE II     VALUE II
                (VENTURE     ACCESS        EXTRA        VALUE       Plan A       Plan B
                variable    variable     variable     variable     VARIABLE     variable
                annuity)     annuity      annuity      annuity     ANNUITY       annuity
                --------   ----------   ----------   ----------   ----------   ----------
                                MAXIMUM WITHDRAWAL CHARGE:
       (AS% OF AMOUNT PURCHASE PAYMENTS) FOR EACH YEAR FOLLOWING A PURCHASE PAYMENT
YEAR 1:          waived        0%          7.0%          7.0%        8.0%         8.0%
YEAR 2:          waived        0%          7.0%          6.0%        7.0%         7.0%
YEAR 3:          waived        0%          7.0%          5.0%        6.0%         6.0%
YEAR 4:          waived        0%          7.0%          4.0%        5.0%           0%
YEAR 5:          waived        0%          6.0%          3.0%        4.0%           0%
YEAR 6:          waived        0%          5.0%          2.0%        3.0%           0%
YEAR 7:          waived        0%          4.0%          1.0%        2.0%           0%
YEAR 8 AND
   THEREAFTER:      0%         0%            0%            0%          0%           0%

                                   ANNUAL CONTRACT FEE:

Maximum Fee       $30(4)     $30(4)       $ 30(4)       $ 30        $ 50(5)      $ 50(5)
Current Fee       $30        $30          $ 30          $ 30        $ 30         $ 30

                                      TRANSFER FEE:

Maximum Fee       $25        $25          $ 25          $ 25        $ 25         $ 25
Current Fee       $ 0        $25          $  0          $  0        $  0         $  0


(1) Withdrawal charges for Contracts issued in NY by John Hancock Life Insurance Company differ from those shown. For these Contracts, the withdrawal charges 2 for Years 4, 5, 6 and 7 are, respectively, 4%, 3%, 2% and 1%.


(2)  This Annual Contract Fee charge applies only to Contracts of less than
     $99,000



(3) This Annual Contract Fee charge applies only to Contracts of less than $10,000.



(4) This Annual Contract Fee charge applies only to Contracts of less than $50,000.



(5) Not currently imposed, and would only apply to Revolution Value II Contracts of less than $50,000.

The following tables compare fees and expenses that you will pay periodically under the New Contract and the John Hancock qualifying contracts during the time that you own a contract. These tables do not include annual Portfolio operating expenses. See the notes following the tables.



                                                                                                                  PATRIOT
                                                  DECLARATION DECLARATION                                        variable   PATRIOT
                                                    variable    variable                                          annuity   variable
                  NEW   ACCOMMODATOR                annuity     annuity                                          (initial   annuity
               CONTRACT   variable   ACCOMMODATOR  (initial    (initial                INDEPENDENCE INDEPENDENCE  payments (initial
               (Venture    annuity       2000      payments    payments   INDEPENDENCE   PREFERRED      2000         up     payments
               variable  (deferred     variable      up to        over      variable     variable     variable       to       over
               annuity)     only)      annuity     $250,000)   $250,000)    annuity       annuity      annuity   $250,000) $250,000)
               -------- ------------ ------------ ----------- ----------- ------------ ------------ ------------ --------- ---------
                                             SEPARATE ACCOUNT ANNUAL EXPENSES:

Mortality
   and
   expense
   risks fee:  1.00%(1)     0.75%         0.90%      0.90%       0.90%        0.90%        1.15%        1.10%      0.90%     0.90%

Administ
   -ration
   fee-
   asset
   based:      0.15%        0.25%         0.35%      0.35%       0.10%        0.50%        0.35%        0.30%      0.35%     0.10%
TOTAL (With
   No
   Optional
   Riders
   Reflected): 1.15%(2)     1.00%         1.25%      1.25%       1.00%        1.40%        1.50%        1.40%      1.25%     1.00%
Optional
   Annual
   Step
Death
   Benefit
   Fee:        0.20%                                                        Not Offered
TOTAL (With
   ASDB
   Fee):       1.35%(3)

                               FEES DEDUCTED FROM CONTRACT VALUE FOR OPTIONAL BENEFITS:

Income Plus
   for Life
   5.09 (4)
Maximum fee:   1.20%
Current fee:   0.90%
   Income
   Plus for
      Life -
      Joint
      Life
      5.09(4)                                                                  Not Offered
Maximum fee:   1.20%
Current fee:   0.90%
Enhanced
   "Stepped
    -up"
   death
   benefit        Not
   Rider(5)     Offered                              0.15%       0.15%                                             0.15%     0.15%
Accidental
   death
   benefit        Not
   Rider(5)     Offered          Not Offered         0.10%       0.10%             Not Offered                     0.10%     0.10%
Nursing Home      Not
   Waiver(6)    Offered                              0.05%       0.05%                                             0.05%     0.05%

                                      NEW                               REVOLUTION  REVOLUTION
                                    CONTRACT   REVOLUTION  REVOLUTION    VALUE II    VALUE II    REVOLUTION
                                    (Venture     ACCESS      EXTRA        Plan A      Plan B       VALUE
                                    variable    variable    variable     variable    variable     variable
                                    annuity)     annuity     annuity     annuity     annuity       annuity
                                   ----------  ----------  ----------   ----------  ----------   ----------
                                        SEPARATE ACCOUNT ANNUAL EXPENSES:

Mortality and expense risks fee:    1.00%(1)      0.95%                                             0.95%
Administration fee- asset based:    0.15%         0.30%                                             0.30%
TOTAL (With No Optional Riders
   Reflected):                      1.15%(2)      1.25%       1.25%        1.45%       1.70%        1.25%
Optional Annual Step Death
   Benefit Fee:                     0.20%

TOTAL (With ASDB Fee):              1.35%(3)                          Not Offered

                                FEES DEDUCTED FROM CONTRACT VALUE FOR OPTIONAL BENEFITS:

Income Plus for Life 5.09(4)
Maximum fee:                        1.20%
Current fee:                        0.90%                             Not Offered
Income Plus for Life - Joint Life
   5.09(4)
Maximum fee:                        1.20%
Current fee:                        0.90%                             Not Offered
Accumulated Value Enhancement
   (CARESolutions Plus)
   Rider(5)
   Maximum fee:                                   1.00%       0.35%        1.00%       1.00%        1.00%
   Current fee:                                   0.40%       0.35%        0.35%       0.35%        0.35%

Enhanced Death Benefit                                                    Not         Not
   Rider (6, 7)                                   0.25%       0.25%     offered     offered         0.25%
Earnings Enhancement Death            Not
   Benefit Rider                    Offered       0.25%       0.25%        0.25%       0.25%        0.25%
Guaranteed Retirement Income
   Benefit Rider (7)                              0.30%       0.30%        0.45%       0.45%        0.30%
Highest Anniversary Death
   Benefit Rider                                 Not         Not                                    Not
                                               offered     offered         0.25%       0.25%     offered
Waiver of Withdrawal Charge                      Not                       Not         Not
("CARESolutions") Rider (8)                    offered        0.10%     offered     offered         0.10%


NOTES TO FEE AND EXPENSE TABLE

(1) The Mortality and Expense Risks Fee is reduced to 0.85% in the eighth Contract Year and thereafter.

(2) The total Separate Account Annual Expenses (with no optional benefit Riders elected) is reduced to 1.00% in the eighth Contract Year and thereafter.

(3) The total Separate Account Annual Expenses (with the Annual Step Death Benefit Rider elected) is reduced to 1.20% in the eighth Contract Year and thereafter.

(4) The guaranteed minimum withdrawal benefit Rider fees are reflected as a percentage of Adjusted Benefit Base.

(5) The Accumulated Value Enhancement (CARESolutions Plus) Rider charge is a percentage of initial premium payment.


(6) The rate shown is applicable to Enhanced death benefit Riders issued after May 1, 2002. In certain states and for Riders issued prior to May 1, 2002, a lower rate may apply.


(7) The Enhanced "Stepped-up" death benefit Rider, Accidental death benefit Rider, Enhanced death benefit Rider, Earnings Enhancement death benefit Rider and the Guaranteed Retirement Income Benefit Rider charges are a percentage of Contract total value.

(8) The Nursing Home Waiver charge and the charge for the Waiver of Withdrawal Charge (CARESolutions Plus) Rider applies to that portion of your Contract's total value attributable to premiums that are still subject to withdrawal charges.


Investment Options



VARIABLE INVESTMENT OPTIONS. The Declaration variable annuity contract currently offers six Investment Options. The Accommodator variable annuity contract currently offers 18 Variable Investment Options. The Accommodator 2000 variable annuity, Independence variable annuity, Independence Preferred variable annuity, Independence 2000 variable annuity and Patriot variable annuity contracts currently offer eighteen Variable Investment Options. Revolution Value variable annuity and Revolution Access variable annuity currently offer 25 Variable Investment Options. The Revolution Extra variable annuity currently offers 24 to 29 Variable Investment Options, depending upon the date of issue or the broker-dealer through whom it was sold, and Revolution Value II variable annuity currently offers 27 Variable Investment Options.

The New Contract offers the Variable Investment Options shown on the first page of the Prospectus. If you elect to exchange your John Hancock qualifying contract for a New Contract with an optional guaranteed minimum withdrawal benefit Rider, however, you may invest your Contract Value only in the Investment Options we make available with this benefit. We describe these Investment Options in the Prospectus.



In most cases, the New Contract's Variable Investment Options invest in the Series II class of Portfolio shares of the John Hancock Trust that are subject to a 12b-1 fee. In most cases, the John Hancock qualifying contract's Variable Investment Options invest in a less expensive class of Portfolio shares of the John Hancock Trust (the "NAV" class) that is not subject to a 12b-1 fee.



You should compare the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own a Contract. Fees and expenses of the Portfolios are not fixed or specified under the terms of the contracts and may vary from year to year. More detail concerning the fees and expenses of each Portfolio is contained in that Portfolio's prospectus. You can obtain additional information about the available underlying Portfolios in your John Hancock qualifying contract or in a New Contract, including a current prospectus for each of the Portfolios that contains information about the Portfolio's fees and expenses, by contacting John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company or us at the following address:


      ANNUITIES SERVICE CENTER:                     MAILING ADDRESS:
         164 Corporate Drive                         P.O. Box 9505
      Portsmouth, NH 03801-6815                Portsmouth, NH 03802-9505
(617) 663 - 3000 or (800) 344 - 1029


     Toll-free for ACCOMMODATOR, ACCOMMODATOR 2000, INDEPENDENCE, INDEPENDENCE 2000, INDEPENDENCE PREFERRED, DECLARATION, PATRIOT, REVOLUTION ACCESS, REVOLUTION EXTRA, REVOLUTION VALUE AND REVOLUTION VALUE II CONTRACTS: (800) 824 - 0335


You should review this information carefully before electing to exchange a John Hancock qualifying contract for a New Contract.


Fixed Investment Options



FIXED INVESTMENT OPTIONS. The Revolution Extra and Revolution Value II Contracts currently provide a Fixed Investment Option. The New Contract does not currently offer Fixed Investment Options, and you will not have the ability to invest in a Fixed Investment Option if you elect to participate in the John Hancock USA Annuity Exchange Program.



MARKET VALUE ADJUSTMENT.



If your John Hancock qualifying contract is a Declaration, Patriot, Revolution Access, Revolution Extra or Revolution Value variable annuity contract, you currently have the ability to invest in a Guaranteed Period Fixed Investment Option that has a "market value adjustment" or "MVA" feature and, in some states, a minimum guaranteed rate. The New Contract does not offer a similar Investment Option. If you exchange your contract for a New Contract, the market value adjustment may be applied to your exchanged value if all or a part of your Contract Value is allocated to a Guarantee Period. The MVA may reduce the exchanged amount when current interest rates are higher than the credited rate on the fixed investment although the magnitude of the adjustments may differ due to differences in adjustment formulas. The MVA adjustment also provides upside potential, increasing the exchanged value when current interest rates are lower than the Fixed Investment Option credited rate. You should carefully review your John Hancock qualifying contract and the prospectus for that contract for additional information on the calculation of a market value adjustment before you elect to participate in the John Hancock USA Annuity Exchange Program.



The MVA adjustment described above does not apply if your John Hancock qualifying contract is an Accommodator, Accommodator 2000, Independence, Independence Preferred, Independence 2000, or Revolution II variable annuity contract. These John Hancock qualifying contracts contain no provisions that permit allocation of Contract Value in a fixed rate Investment Option with a guaranteed minimum interest rate.



Sales and Withdrawal Charges



Under the John Hancock USA Annuity Exchange Program, we will waive all withdrawal charges described in the Venture(R) Prospectus if you exchange your John Hancock qualifying contract for a New Contract. This means that any Purchase Payments you make to a New Contract, including any Additional Purchase Payments after we issue a New Contract, will not be subject to a withdrawal charge.



If you elect not to participate in the John Hancock USA Annuity Exchange Program, you may keep your John Hancock qualifying contract and continue to make Additional Purchase Payments as permitted under the terms of that contract. If you do, those Purchase Payments will be subject to sales and withdrawal charges in accordance with the terms stated in that contract. We compare the maximum sales and withdrawal charges for John Hancock qualifying contracts with the waived withdrawal charge under a New Contract in the first table above.


Death Benefit Before Annuity Commencement Date

The death benefit under your John Hancock qualifying contract:


     - may provide coverage on one or more persons who are not covered under a New Contract; and



     - may be for amounts or durations that are not the same as the death benefit under a New Contract.



We provide a general summary of these matters in the following sections, but you should review your John Hancock qualifying contract carefully before you elect to participate in the John Hancock USA Annuity Exchange Program for more specific information applicable to you.



COVERED PERSONS. The following table indicates the person(s) who are covered for a minimum guaranteed death benefit before the Annuity Commencement Date. This table is only a summary; minimum guaranteed death benefit features may vary by state. You should carefully read the Venture(R) Prospectus for the New Contract, your John Hancock qualifying contract and the prospectus for your John Hancock qualifying contract for more information on the terms, limits and conditions applicable to your situation.



                                                                                                                   INDEPENDENCE
                   NEW CONTRACT           ACCOMMODATOR    ACCOMMODATOR 2000     DECLARATION      INDEPENDENCE        PREFERRED
            (Venture Variable Annuity)  variable annuity   variable annuity  variable annuity  variable annuity  variable annuity
            --------------------------  ----------------  -----------------  ----------------  ----------------  ----------------
                       COVERED PERSON FOR MINIMUM GUARANTEED DEATH BENEFIT BEFORE ANNUITY COMMENCEMENT DATE:
OWNER:                   Yes                  No(1)             No(1)              No(1)             No(1)             No(1)
ANNUITANT:              No(3)                  Yes               Yes                Yes               Yes               Yes


            INDEPENDENCE 2000       PATRIOT      REVOLUTION ACCESS  REVOLUTION VALUE  REVOLUTION EXTRA  REVOLUTION VALUE II\PLAN A
             variable annuity  variable annuity   variable annuity  variable annuity  variable annuity       variable annuity
            -----------------  ----------------  -----------------  ----------------  ----------------  --------------------------
                       COVERED PERSON FOR MINIMUM GUARANTEED DEATH BENEFIT BEFORE ANNUITY COMMENCEMENT DATE:
OWNER:             No(1)             No(1)             Yes(2)            Yes(2)             No(1)                  No(1)
ANNUITANT:          Yes               Yes              Yes(2)            Yes(2)              Yes                    Yes

            REVOLUTION VALUE II\PLAN B
                 variable annuity
            --------------------------
                       COVERED PERSON FOR MINIMUM GUARANTEED DEATH BENEFIT BEFORE ANNUITY COMMENCEMENT DATE:
OWNER:                No(1)
ANNUITANT:             Yes


(1) Unless you are also the Annuitant, the minimum amount payable upon death of an Owner is not guaranteed and will reflect a Contract's then 2 current account value.

(2) The minimum guaranteed death benefit for Revolution Access and Revolution Value Contracts generally is based on death of the Owner or Annuitant, whichever first occurs. In certain states (IL & MN), the minimum guaranteed death benefit is based on the Annuitant's life.

(3) There is no minimum guaranteed death benefit applicable to an Annuitant under a New Contract unless the Owner also is the Annuitant.


AMOUNT OF MINIMUM DEATH BENEFIT BEFORE ANNUITY COMMENCEMENT DATE. The amount of a minimum guaranteed death benefit may differ between your John Hancock qualifying contract and any New Contract that we may issue under the John Hancock USA Annuity Exchange Program. The following information provides a general summary and may be subject to specific terms, limits and conditions. You should carefully review the Venture(R) Prospectus for the New Contract, your John Hancock qualifying contract and the annuity prospectus for your John Hancock qualifying contract for more information on the terms, limits and conditions applicable to your situation.


     - NEW CONTRACT (Venture(R) Variable Annuity). The guaranteed minimum death benefit is equal to the greater of (1) the sum of all Purchase Payments less withdrawals, or (2) the current Contract Value.


     - ACCOMMODATOR variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) the current Contract Value, or (2) total Purchase Payments less withdrawals and charges (after the anniversary of the contract nearest age 65, Contract Value paid only).


     - ACCOMMODATOR 2000 variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) the current Contract Value, or
          (2) total Purchase Payments less withdrawals and charges (after Contract Anniversary nearest age 65, Contract Value paid only).

     - DECLARATION variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) accumulated value (adjusted for MVA-except NY) or, (2) total Purchase Payments less partial withdrawals.

     - INDEPENDENCE variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) Contract Value, or (2) total Purchase Payments less withdrawals and charges (after Contract Anniversary nearest age 75, Contract Value paid only).

     - INDEPENDENCE PREFERRED variable annuity. The guaranteed minimum death benefit is based on the greatest of: (1) Contract Value, (2) total Purchase Payments less withdrawals and charges, or (3) Stepped-up value as of last 3-year Contract Anniversary (stops at Contract Anniversary prior to age 81).

     - INDEPENDENCE 2000 variable annuity. The guaranteed minimum death benefit is based on the greatest of: (1) Contract Value, (2) total Purchase Payments less withdrawals and charges, or (3) Stepped-up value as of last 5-year Contract Anniversary (stops at Contract Anniversary prior to age 81).

     - PATRIOT variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) accumulated value (adjusted for MVA-except NY), or (2) total Purchase Payments less withdrawals.

     - REVOLUTION ACCESS variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) current Contract Value adjusted by a market value adjustment (no adjustment for NY Contracts), or (2) total Purchase Payments less withdrawals.


     - REVOLUTION EXTRA variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) current Contract Value adjusted by a market value adjustment, or (2) the total Purchase Payments less withdrawals.



     - REVOLUTION VALUE II variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) current Contract Value adjusted by a market value adjustment, or (2) the total Purchase Payments less withdrawals.


     - REVOLUTION VALUE variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) current Contract Value adjusted by a market value adjustment (no adjustment for NY Contracts), or (2) total Purchase Payments less withdrawals.


Even if the current death benefit value under your John Hancock qualifying contract is no greater than your contract's surrender value, you should consider the possibility that that the minimum death benefit under that contract could increase in the future. You should also review your John Hancock qualifying contract carefully for the impact of withdrawals on that contract's guaranteed minimum death benefit. The manner in which we adjust the guaranteed minimum death benefit under a New Contract for withdrawals may differ from that under a John Hancock qualifying contract. (See the section in the Prospectus entitled "Description of the Contract-Death Benefit During Accumulation Period" for more information about the New Contract.)


Optional Benefit Riders


You may have purchased optional benefit Riders for your John Hancock qualifying contract that are NOT available with a New Contract. If so, you should review your John Hancock qualifying contract carefully before electing to participate in the John Hancock USA Annuity Exchange Program. We summarize some of the features of these optional benefits below, but you should review your contract carefully for a complete description of the benefits, conditions and limitations applicable to your situation.



THE FOLLOWING OPTIONAL BENEFIT RIDERS ARE NOT AVAILABLE WITH A NEW CONTRACT, AND YOU WILL NO LONGER BE ENTITLED TO THE BENEFIT IF YOU ELECT TO PARTICIPATE IN THE JOHN HANCOCK USA ANNUITY EXCHANGE PROGRAM:



     - Accidental Death Benefit Rider to DECLARATION and PATRIOT variable annuity contracts - provides a benefit upon the accidental death of the Annuitant prior to the earlier of the contract's Maturity Date or the Annuitant's 80th birthday. Under this Rider, the Beneficiary will receive an amount equal to the total value of the contract as of the date of the accident, up to a maximum of $200,000.



     - Nursing Home Waiver to DECLARATION and PATRIOT variable annuity contracts - provides a waiver of the withdrawal charges on any withdrawals, if (a) the Contract Owner becomes confined to a nursing home following a waiting period described in the Rider after the date of issue of the contract, (b) the Contract Owner remains in the nursing home a continuous period described in the Rider and receives skilled nursing care, (c) the issuing company receives a request for a withdrawal and adequate proof of confinement within the period described in the Rider after discharge from the facility, and (d) the confinement is prescribed by a doctor and medically necessary. The New Contract provides a Nursing Home Waiver as a standard feature, subject to terms and conditions similar to those of this Rider.



     - Enhanced Death Benefit Rider to REVOLUTION ACCESS and REVOLUTION VALUE variable annuity contracts - provides a guarantee that the death benefit before the contract's Maturity Date will not be less than:
          (a) for contracts purchased outside New York or Washington states, the amount of each premium accumulated at 5% effective annual interest during the Rider's measuring period (less any partial withdrawals and not including any interest on such amounts after they are withdrawn); or, if greater, (b) the highest total value of the contract (adjusted by any market value adjustment) as of any Contract Anniversary during the Rider's measuring period, plus any Purchase Payments made since that Contract

          Anniversary, minus any withdrawals since that Contract Anniversary. For these purposes, the benefit's "measuring period" includes only those Contract Anniversaries that occur (1) before we receive proof of death and (2) before the "measuring life" attains age 81. The Rider's "measuring life" may vary, depending on the Owner and Annuitant, as described in the Rider.


     - Earnings Enhancement Death Benefit Rider to REVOLUTION ACCESS and REVOLUTION VALUE variable annuity contracts - under this benefit, the death benefit before the Maturity Date may be increased by an earnings enhancement amount that will vary based on the age of the Owners and Annuitants at time of purchase. If all of the Owners and the Annuitant were under age 70 at the time of purchase, the earnings enhancement amount is 40% of the difference between (a) the death benefit and (b) the total Purchase Payments, less any withdrawals from the contract in excess of earnings (including any surrender charges imposed on these withdrawals), subject to a maximum benefit amount described in the Rider. If any of the Owners or the Annuitant was age 70 or older at the time of purchase, the earnings enhancement amount is 25% of the difference between (a) the death benefit and (b) the total Purchase Payments, less any withdrawals from the Contract in excess of earnings (including any surrender charges imposed on these withdrawals), subject to a maximum benefit amount described in the Rider.



     - Accumulated Value Enhancement (CARESolutions Plus) Rider* to REVOLUTION ACCESS and REVOLUTION VALUE variable annuity contracts - under this Rider, the issuing company makes a contribution to the total value of the contract on a monthly basis if the covered person (who must be an Owner and the Annuitant): (a) is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment; and (b) is receiving certain qualified services described in the Rider. The specifications page of the contract shows the amount of the contribution (called the "Monthly Benefit"), and the Rider contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th Contract Year. The specifications page of the contract also contains a limit on how much the total value of the contract can be increased by this Rider (the "benefit limit"). The Rider must be in effect for 7 years before any contribution will occur.


     - Guaranteed Retirement Income Benefit Rider to REVOLUTION ACCESS and REVOLUTION VALUE variable annuity contracts - this benefit guarantees a minimum amount that can be applied to a lifetime annuity payment option, subject to the conditions described in the Rider.

     - Waiver of Withdrawal Charge (CARESolutions) Rider* to REVOLUTION VALUE variable annuity contracts - provides a waiver of the withdrawal charges on any withdrawals, if (a) the "covered person" becomes confined to a nursing home beginning at least 30 days after the date of issue of the Contract, (b) the "covered person" remains in the nursing home for at least 90 consecutive days receiving nursing care, and (c) the confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment. In addition, depending on the state, the Rider may also provide for a waiver of withdrawal charges if a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in the Rider. A "covered person" under the Rider includes the Owner and the Owner's spouse, unless the Owner is a trust. If the Owner is a trust, a "covered person" includes the Annuitant and the Annuitant's spouse.


* If you elect to participate in the John Hancock USA Annuity Exchange Program, you will also lose any ancillary benefits, such as access to advice about elder care services and a list of long term care providers in your area.


Annuity Payments

The type and amount of annuity payments available to you under your John Hancock qualifying Contract will differ from that available under the New Contract.


TYPE OF ANNUITY PAYMENT. Both your John Hancock qualifying contract and the New Contract provide for annuity payments that may be made on a fixed, variable, or combination fixed and variable basis.



Your John Hancock qualifying contract guarantees that the following Annuity Options will be made available:


     -    Non-refund Life Annuity, and

     - Life Annuity with Payments Guaranteed for 5, 10 or 20 Years (Guaranteed Period is 3 to 30 years for Declaration and Patriot variable annuity contracts with limitations depending on age of Contract or certificate).


Annuity Options in addition to those that are contractually guaranteed may also be offered under your John Hancock qualifying contract. You can obtain additional information on any additional Annuity Options currently available under your John Hancock qualifying contract by calling John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company at the following number: (800) 824 - 0335.

The New Contract guarantees the following Annuity Options:

     -    Non-refund Life Annuity;

     -    Life Annuity with Payments Guaranteed for 10 Years;

     -    Joint & Survivor Non-refund Life Annuity; and

     -    Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years.


We may also offer Annuity Options from time to time that are in addition to those contractually guaranteed under a New Contract. These additional Annuity Options may differ from the Annuity Options available under your John Hancock qualifying contract.



AMOUNT OF ANNUITY PAYMENTS. The annuity purchase rates guaranteed in the New Contract differ from the annuity purchase rates contained in the John Hancock qualifying contracts. This means that even if the total Contract Value applied to the same type of annuity payment option were equal in amount, the initial annuity payment under a New Contract may differ from that under a John Hancock qualifying contract.



In addition, the "assumed interest rate" used to determine the amount of a Variable Annuity payment under a New Contract differs from the "assumed interest rate" used to determine the amount of a Variable Annuity payment under a John Hancock qualifying contract, as summarized below:



PRODUCT NAME                                  ASSUMED INTEREST RATE
------------             ----------------------------------------------------------------
Declaration
Patriot
Revolution Access                                       3.5%
Revolution Extra         (Where permitted by state, Annuitant may elect to use 5% or 6%).
Revolution Value
Revolution Value II
Accommodator
Accommodator 2000
Independence                                           3.50%
Independence Preferred
Independence 2000
Venture(R)                                             3.00%



You should carefully review your John Hancock qualifying contract and the prospectus for that contract for additional information on the calculation of annuity payments before you elect to participate in the John Hancock USA Annuity Exchange Program.



We pay compensation at a reduced rate for New Contracts issued under the Program.



Broker-dealers sell the New Contracts that we will issue under this Program through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors pays ongoing compensation with respect to New Contracts issued under the Program (inclusive of wholesaler overrides and expense allowances) at an annual rate of up to 2.0% of Purchase Payments and up to 1.0% of the values of the New Contract attributable to such Purchase Payments, in lieu of any other compensation described in this Prospectus.


Other Matters


There may be differences between a John Hancock qualifying contract, as amended by tax-qualified retirement plan endorsements, and the New Contracts, as amended by similar Qualified Plan endorsements. If you are using a John Hancock qualifying contract in connection with a tax-qualified retirement plan, you should consult a tax advisor before electing to participate in the John Hancock USA Annuity Exchange Program. See also "VIII. Federal Tax Matters" in this Prospectus and in the prospectus for your John Hancock qualifying contract.

                APPENDIX D: Additional Availability of Guaranteed
                        Minimum Withdrawal Benefit Riders

Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders

This section describes the conditions under which you may elect to purchase, or to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract, for one of the following optional guaranteed minimum withdrawal benefit Riders after you have purchased a Contract:

     -    Income Plus for Life 5.09* ; or


     -    Income Plus for Life - Joint Life 5.09* .



* If your application was received in good order prior to May 1, 2009, and it specified Income Plus for Life 12.08 or Income Plus for Life - Joint Life
     12.08 (our prior versions of guaranteed minimum withdrawal benefit Riders), then we may issue your Contract with these Riders instead of Income Plus for Life 5.09 or Income Plus for Life - Joint Life 5.09 after May 1. Please see Appendix E: "Additional Information about Income Plus for Life 12.08 Series Riders" for details on those Riders.


Any exchange of Riders is subject to the availability of the new Rider and/or this exchange program in your state.

DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

Yes, we impose several conditions:

     - Exchange of existing guaranteed minimum withdrawal benefit Rider - Only one guaranteed minimum withdrawal benefit Rider may be in effect at any time. If you elect to exchange an existing guaranteed minimum withdrawal benefit Rider for a new guaranteed minimum withdrawal benefit Rider for use with a previously issued Contract, we will terminate the existing guaranteed minimum withdrawal benefit Rider upon the effective date of the new guaranteed minimum withdrawal benefit Rider.

You may lose guaranteed lifetime income benefits, "accumulation benefits," Credits (or Bonuses), Target Amount adjustments, and Step-ups under your existing guaranteed minimum withdrawal benefit Rider if you purchase a new guaranteed minimum withdrawal benefit Rider.

     - No withdrawal charges in excess of $1000 or 1% of total Purchase Payments - You may not purchase a new guaranteed minimum withdrawal benefit if the withdrawal charges under your Contract are greater than $1000 or 1% of the total Purchase Payments you have made under the Contract. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $1000 or 1% of total Purchase Payments, or less, during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new guaranteed minimum withdrawal benefit Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.

You should review the Prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.

     - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new guaranteed minimum withdrawal benefit Rider in one or more of the Investment Options we make available for that Rider. Your existing guaranteed minimum withdrawal benefit Rider may permit you to invest in Investment Options that are not available under a new guaranteed minimum withdrawal benefit Rider. If you choose to purchase a new guaranteed minimum withdrawal benefit Rider, none of your Contract Value may remain in any previously "restricted" Investment Option. You must transfer your Contract Value out of any Investment Option that is not available under a new guaranteed minimum withdrawal benefit Rider before you can purchase the new Rider.


For more information regarding the currently available Investment Options for guaranteed minimum withdrawal benefit Riders, please see "VI. Optional Benefits." You should consult with your registered representative to assist you in determining which available individual Investment Option(s) under a new guaranteed minimum withdrawal benefit Rider is best suited for your financial needs and risk tolerance.


     - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new guaranteed minimum withdrawal benefit Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus for Life - Joint Life 5.09 Rider.

     - Settlement Phase Restriction - Your Contract must not be in the Settlement Phase under an existing guaranteed minimum withdrawal benefit Rider for you to elect to purchase a new guaranteed minimum withdrawal benefit Rider. The Settlement Phase occurs only when your Contract Value declines to zero and your existing guaranteed minimum withdrawal benefit Rider still has guaranteed benefits.


     - Different Rider - You cannot exchange your existing guaranteed minimum withdrawal benefit Rider for the same type of guaranteed minimum withdrawal benefit Rider (i.e., Income Plus for Life 5.09 for Income Plus for Life 5.09 or Income Plus for Life - Joint Life 5.09 for Income Plus for Life - Joint Life 5.09) unless we agree otherwise.


     - State of Issue Restriction - You may purchase a guaranteed minimum withdrawal benefit Rider only if it is then available in the state where we issued your Contract. You can find out if an optional guaranteed minimum withdrawal benefit Rider is available in the state where we issued your Contract by contacting our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078.

     - IRA Beneficiary Restriction - You may not purchase a guaranteed minimum withdrawal benefit Rider in connection with a new or existing Beneficiary IRA (see "Availability of Guaranteed Minimum Withdrawal Benefit Riders" in "VI. Optional Benefits").

     - Availability of Offer - We reserve the right to suspend, modify, or terminate our offer of any guaranteed minimum withdrawal benefit Rider at any time. We also reserve the right to refuse to issue any new guaranteed minimum withdrawal benefit Rider at our sole discretion.

Before you purchase a new guaranteed minimum withdrawal benefit Rider:

     - compare the fees, benefits and restrictions of any existing guaranteed minimum withdrawal benefit Rider to your Contract with the fees, benefits and restrictions of the new Rider; and

     - consult with your registered representative to determine if the new Rider is appropriate for your needs and financial circumstances.

WHEN CAN I ELECT TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

We provide a thirty-day "Election Period" following each Contract Anniversary (assuming any withdrawal charges are $1000 or 1% of total Purchase Payments, or less, at that time) for you to elect a new guaranteed minimum withdrawal benefit Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new guaranteed minimum withdrawal benefit Rider.

We also provide a thirty-day Election Period in certain circumstances for a Beneficiary to elect to purchase a guaranteed minimum withdrawal benefit Rider following the death of an Owner. In addition to the conditions discussed above, a Beneficiary must be age 75 or younger and may not exchange to a new joint life Rider.

Under our current administrative procedures, neither you nor a Beneficiary can exchange an existing guaranteed minimum withdrawal benefit Rider for a new Rider during the first Contract Year. We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.

ARE FIXED INVESTMENT OPTIONS AVAILABLE?

Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under a DCA program (see "Special Transfer Services
- Dollar Cost Averaging" for details).

HOW DOES MY PURCHASE OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AFFECT RIDER FEES?

We charge you the annual Rider fee under your existing guaranteed minimum withdrawal benefit Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new guaranteed minimum withdrawal benefit Rider (i.e., the start of an Election Period). If you purchase a new guaranteed minimum withdrawal benefit Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).

The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:


                                                                                                INCOME PLUS FOR     INCOME PLUS FOR
                                                           INCOME PLUS FOR   INCOME PLUS FOR   LIFE - JOINT LIFE   LIFE - JOINT LIFE
                                        INCOME PLUS FOR      LIFE 12.08         LIFE 12.08           12.08               12.08
FEES DEDUCTED FROM   INCOME PLUS FOR   LIFE - JOINT LIFE   (issued outside   (issued in New     (issued outside     (issued in New
 CONTRACT VALUE(1)      LIFE 5.09             5.09            New York)           York)            New York)             York)
------------------   ---------------   -----------------   ---------------   ---------------   -----------------   -----------------
Maximum Fee(2)            1.20%              1.20%              1.20%             1.20%              1.20%               1.20%
Current Fee               0.90%              0.90%              0.85%             0.80%              0.85%               0.80%



(1)  Fees are shown as a percentage of the Adjusted Benefit Base .



(2) We reserve the right to increase the current fee shown to the maximum fee in the event of a Step-up of the Benefit Base to equal the Contract Value.



Please see "VI. Optional Benefits" or Appendix E - "Additional Information about Income Plus for Life 12.08 Series Riders" for additional information on the fee for those guaranteed minimum withdrawal benefit Riders.


WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our guaranteed minimum withdrawal benefit Riders, however, if your withdrawals exceed the annual amount permitted under that Rider. Since the amount "permitted" to be withdrawn each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction may be more or less than the amount you can withdraw without a reduction under your existing guaranteed minimum withdrawal benefit Rider.

The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing guaranteed minimum withdrawal benefit Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:


                   COVERED PERSON'S AGE
                     ON THE CONTRACT
                   ANNIVERSARY PRIOR TO
 INITIAL ANNUAL    THE FIRST WITHDRAWAL     INCOME PLUS      INCOME PLUS       INCOME PLUS       INCOME PLUS
GUARANTEE ON NEW    AFTER THE LIFETIME       FOR LIFE         FOR LIFE -        FOR LIFE          FOR LIFE -
      RIDER             INCOME DATE            5.09        JOINT LIFE 5.09        12.08       JOINT LIFE 12.08
----------------   --------------------   --------------   ---------------   --------------   -----------------
Lifetime Income         58 1/2 - 63          4.00% of          3.75 of
Amount(1)                                 Contract Value   Contract Value        5.0% of           4.75% of
                        64 and over          5.00% of          4.75% of      Contract Value     Contract Value
                                          Contract Value   Contract Value



(1) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. We calculate the initial Lifetime Income Amount when you purchase the Rider only if the Covered Person (younger spouse for Income Plus for Life - Joint
     Life) is at least 58 1/2 at that time. Otherwise, we will calculate a Lifetime Income Amount on the Lifetime Income Date.


Please see "VI. Optional Benefits" for additional information about reductions and the annual "permitted" amounts under a new guaranteed minimum withdrawal benefit Rider.

We will decrease amounts guaranteed under a guaranteed minimum withdrawal benefit Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing guaranteed minimum withdrawal benefit Rider.

WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?


If you purchase or exchange into a new guaranteed minimum withdrawal benefit Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider and may be more or less than other benefits under your existing guaranteed minimum withdrawal benefit Rider. For Credit information, see the "Credit" section specific to each Rider.

Impact of Purchase Payments

Since the initial guarantees and other benefits under a new guaranteed minimum withdrawal benefit Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider. Please see "VI. Optional Benefits" for additional information about Step-ups and the impact of Additional Purchase Payments you make after you elect to purchase a new Rider.

WHAT IS THE IMPACT OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?

Effect of withdrawals


We reduce the death benefit payable under your Contract each time you make a withdrawal. If you purchase an Income Plus for Life 5.09, Income Plus for Life - Joint Life 5.09, Income Plus for Life 12.08 or Income Plus for Life - Joint Life
12.08 Rider, we will reduce the death benefit on a pro rata basis. Please see "VI. Optional Benefits" (or, if applicable, Appendix E: "Additional Information about Income Plus for Life 12.08 Series Riders") for additional information on the effect of withdrawals under a guaranteed minimum withdrawal benefit Rider.


Continuation of Contract after death benefits become payable

Coverage under any of our guaranteed minimum withdrawal benefit Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a guaranteed minimum withdrawal benefit Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed Owner if the Owner is a non-natural person).


CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under each guaranteed minimum withdrawal benefit Rider ends as described in "VI. Optional Benefits" (or, if applicable, in Appendix E: "Additional Information about Income Plus for Life
12.08 Series Riders").



CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under each guaranteed minimum withdrawal benefit Rider may continue as described in "VI. Optional Benefits" (or, if applicable, Appendix E: "Additional Information about Income Plus for Life 12.08 Series Riders").


If death occurs during a Rider's Settlement Phase, however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.

You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.

WHEN CAN I ELECT TO PURCHASE A NEWLY AVAILABLE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?


If we issue you a Contract on or after May 1, 2009 with one of the Income Plus for Life 12.08 Series Riders, you will be allowed to exchange that Rider (the "Current Rider") for an Income Plus for Life 5.09 Series Rider, unless we agree otherwise, if you elect to exchange your Current Rider before May 1, 2010.



We provide no assurance that you will be able to exchange your Current Rider for an Income Plus for Life 5.09 Series Rider in any given state. You should purchase a Contract with an Income Plus for Life 12.08 Series Rider only if that Rider is appropriate for your needs and financial circumstances.


If you are eligible and decide to exchange your Current Rider for an Income Plus for Life 5.09 or an Income Plus for Life - Joint Life 5.09 Rider:

     - you will have to pay the current annual fee for the new Rider, as described in the Fee Tables section of this Prospectus;

     - the Covered Person under a new Income Plus for Life 5.09 Rider must be a Covered Person under your Current Rider;

     - one of the Covered Persons under a new Income Plus for Life - Joint Life 5.09 Rider must be a Covered Person under your Current Rider, and the other Covered Person must be the first Covered Person's spouse;

     - we will calculate the initial Benefit Base under the new Rider as of the Contract Date if you exchange your Current Rider before the first Contract Anniversary;

     - we will calculate the initial Benefit Base under the new Rider to equal the Contract Value of your Contract if you exchange your Current Rider on or after the first Contract Anniversary;

     - if you exchange your Rider on or after the first Contract Anniversary, for purposes of calculating the Credit under the new Rider, we will treat the Contract Value on the date of the exchange as a Purchase Payment. We will not take into consideration any Purchase Payments, withdrawals or Contract Values prior to the date of the exchange.

We will deduct the fee for the new Rider on the first Contract Anniversary following the exchange and each Contract Anniversary thereafter. You must submit all required paperwork in good order to our Annuities Service Center to elect an Income Plus for Life 5.09 or an Income Plus for Life - Joint Life 5.09 Rider. You must do this within the 90 day period we permit for this purpose or, if applicable in your state, any extension of these periods.

Except as stated above, you may not elect more than one guaranteed minimum withdrawal benefit Rider for a Contract.

       APPENDIX E: Additional Information about Income Plus for Life 12.08
                                 Series Riders



This Appendix provides information about other versions of our guaranteed minimum withdrawal benefit Riders that we offer in cases where current versions of the Riders, as described in "VI. Optional Benefits," are not available. Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for current information about the version of the Income Plus for Life Series that is available in your state.


The other versions described in this Appendix include:


     -    Income Plus for Life 12.08, and



     -    Income Plus for Life - Joint Life 12.08.



We refer to the Income Plus for Life 12.08 and Income Plus for Life - Joint Life
12.08 Riders collectively as the "INCOME PLUS FOR LIFE 12.08 SERIES" Riders.



The general information about guaranteed minimum withdrawal benefit Riders contained in "I. Glossary of Special Terms" and "VI. Optional Benefits" also applies to the Riders described in this Appendix. In particular, you should read the sections on:



     -    Availability, including age restrictions,


     - Restrictions on Purchase Payments, and Impact of Additional Purchase Payments on Benefit Base and Lifetime Income Amount,

     - Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments,

     -    Additional Annuity Options,

     -    Tax Considerations, and

     - Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.


FEATURES OF THE INCOME PLUS FOR LIFE 12.08 SERIES


FEE FOR INCOME PLUS FOR LIFE 12.08 SERIES RIDERS. The fee is equal to 0.85% (0.80% in New York) of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the fee for any of these Riders on the effective date of each Step-up. In such a situation, the fee will never exceed 1.20%.

Income Plus for Life 12.08 Series Definitions


Please see the definitions provided in "I. Glossary of Special Terms."


Covered Person(s)


The Income Plus for Life 12.08 Series we currently offer provides a lifetime income guarantee based on a single life (Income Plus for Life 12.08) or on the lifetime duration of two Covered Persons (Income Plus for Life -Joint Life 12.08).


Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate


The Benefit Rate is:


     -    Income Plus for Life 12.08 - 5%

     -    Income Plus for Life - Joint Life 12.08 - 4.75%

Lifetime Income Amount

The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

     - (for Income Plus for Life 12.08): the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or

     - (for Income Plus for Life - Joint Life 12.08): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

     - the Benefit Rate for the Rider (5% for Income Plus for Life 12.08 and 4.75% for Income Plus for Life - Joint Life 12.08); by

     -    the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus for Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus for Life - Joint Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).

The maximum Life time Income Amount for an Income Plus for Life 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus for Life Joint - Life 12.08 Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus for Life - Joint Life 12.08 Rider because we provide our guarantee over the lifetime of two Covers persons under that Rider.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:

     - (for Income Plus for Life 12.08) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in NY).

     - (for Income Plus for Life - Joint Life 12.08) both you and your spouse are age 58 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 58 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.


We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-ups if you defer taking withdrawals (see the following section - "Increases in Guaranteed Amounts").





Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

     -    the Lifetime Income Date or

     -    the latest of:

          -    the date of a Purchase Payment that we applied to the Benefit
               Base,

          -    the date of a reduction in the Benefit Base, or

          -    the effective date of a Step-up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional

Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

CREDITS. We offer the Income Plus for Life 12.08 Series Riders with the following Credit features:

     - Annual Credit Rate - 7% for Contracts issued outside New York, and 6% for Contracts issued in New York, increasing to 7% for Contract Years after you attain age 61.

     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-up occurs to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

     - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rates we use to calculate a Ten Year Credit.

     - Credit Period (for Ten Year Credit) - The 10th Contract Anniversary (the "Target Date") after the effective date of the Rider.

Annual Credits. (We may refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferred Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:

     - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

     - the Benefit Base immediately after the latest Step-up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or reduction. This means that an Annual Credit will not decrease after the latest Step-up and will not increase after the latest reduction.


EXAMPLE: Assume that you purchase a Contract with an Income Plus for Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).



     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.


     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350 ).


Ten Year Credit (not available with NY Income Plus for Life 12.08). (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus for Life 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we will reduce the Target Amount on a pro rata basis, and we will not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus for Life 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we will calculate and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

     - the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

The Target Amount is 170% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchase the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make (subject to our Purchase Payment limits) up to the Target Date.

"Adjusted Purchase Payments" for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus for Life 12.08 Rider until the applicable Target Date. We will increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus for Life 12.08 Rider based on the value of its other features.

We will not apply any Annual Credit or Ten Year Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see ____). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased.

Step-ups may occur only while the Income Plus for Life 12.08 Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Each time a Step-up occurs, we will extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

If you decline an automatic Step-up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-ups.


EXAMPLE: Assume that you purchase a Contract with an Income Plus for Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $7,250 (5% x $125,000).



Withdrawals, Distributions and Settlements



EXCESS WITHDRAWAL. For the Income Plus for Life 12.08 Series Riders, an Excess Withdrawal is:



     - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or



     - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.



We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.



WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus for Life 12.08 Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.



In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.



If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value and your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider. (See "Settlement Phase" in this section, below.)



Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VIII. Federal Tax Matters").



WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.



Each time we reduce the Benefit Base, we will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.



EXAMPLE (Income Plus for Life 12.08): Assume that you purchase a Contract with an Income Plus for Life 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).



EXAMPLE (Income Plus for Life - Joint Life 12.08): Assume that you purchase a Contract with an Income Plus for Life - Joint Life 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 4.78% (($10,000-$5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 -
4.78% x $110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976
(4.75% x $104,747).



EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.



We do not reduce the Benefit Base and/or the Lifetime Income Amount:



     - if the withdrawals are taken under our Life Expectancy Distribution Program, or



     - if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.



The Income Plus for Life 12.08 Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year (see Settlement Phase in this section, below). In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See "Settlement Phase," in this section, below. The Income Plus for Life 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.



We reduce your Contract Value and your death benefit each time you take a withdrawal.



EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro-rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 - 10% x $100,000).

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus for Life 12.08 Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").



We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:



     - the Contract Value reduces to zero at any time during a Contract Year, and



     -    there were no Excess Withdrawals during that Contract Year, and



     -    the Benefit Base is still greater than zero at the time.



There is no Settlement Phase under an Income Plus for Life 12.08 Rider if:



     - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or



     - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.



YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.



The settlement amount we pay to you under the Rider varies:



     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.



     - If you purchased the Income Plus for Life 12.08 Rider before the Covered Person attained age 58 1/2 (age 61 for NY Income Plus for Life
          12.08 Rider), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).



     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF THE DECEASED       THEN
OWNER IS:             INCOME PLUS FOR LIFE 12.08:
---------------       ---------------------------
1.  Not the Covered   -   may continue if the Beneficiary elects to continue the
    Person                Contract within the time we permit under our
                          administrative rules. We will automatically increase
                          the Benefit Base to equal the initial death benefit we
                          determine, if the death benefit is greater than the
                          Benefit Base prior to our determination. We will also
                          recalculate the Lifetime Income Amount to equal 5% of
                          the recalculated Benefit Base and will assess the
                          Rider Fee based on the recalculated Benefit Base.

                      - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                      - continues to be eligible for any remaining Credit amounts and Step-ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-ups if we increase the rate of the Income Plus for Life 12.08 fee at that time.

2.  The Covered       -   ends without any further benefit.
    Person

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus for Life 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus for Life
- Joint Life 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either
(b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus for Life - Joint Life 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus for Life - Joint Life 12.08 Rider fee (see "Fee for Income Plus for Life 12.08 Series Riders" on page __). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus for Life - Joint Life 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus for Life - Joint Life 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.


Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:


     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus for Life - Joint Life 12.08 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider


You may not terminate an Income Plus for Life 12.08 Series Rider once it is in effect. However, an Income Plus for Life 12.08 Series Rider will terminate automatically upon the earliest of:


     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option begins;

     -    the date the Contract Value and the Benefit Base both equal zero;

     -    (for Income Plus for Life 12.08) the death of the Covered Person;

     - (for Income Plus for Life - Joint Life 12.08) the death of the last Covered Person remaining under the Rider;


     - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any exchange program that we may make available; or



     -    termination of the Contract.


You should consult with your financial professional to assist you in determining whether an Income Plus for Life 12.08 Series Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and a Covered Person must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore, Income Plus for Life
12.08 Series Riders limit the Investment Options otherwise available under the Contract, require you to defer taking withdrawals to receive certain benefits, contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provide no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if an Income Plus for Life 12.08 Series Rider is suitable for your needs, especially at older ages.

                 APPENDIX U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

     -    Venture(R) Contracts (Venture(R) 2006) with no optional benefit
          Riders;

     - Previously issued Venture(R) Contracts (Ven 24, Ven 22 and Ven 20) with no optional benefit Riders; and

     - Venture(R) Contracts (Venture(R) 2006) issued with an Annual Step Death Benefit Rider.

Please note that the fees for guaranteed minimum withdrawal benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

[ACCUMULATION UNIT VALUE TABLES WILL BE PROVIDED BY AMENDMENT.]

                                 VERSIONS B & C
                    (Venture & Wealthmark Variable Annuities)
                          (previously issued contracts)

 (Incorporated by reference to this Registration Statement, File No. 333-70728, filed on April 28, 2008.)

                                     PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION

                                             Statement of Additional Information
                                                               dated May 1, 2009

                             (John Hancock(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                       Statement of Additional Information
         John Hancock Life Insurance Company (U.S.A.) Separate Account H

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a "Contract" and collectively, the "Contracts" issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York as follows:

                     PROSPECTUSES ISSUED BY JOHN HANCOCK USA
           (to be read with this Statement of Additional Information)

                John Hancock AnnuityNote A Share Variable Annuity
                  John Hancock AnnuityNote NAV Variable Annuity


                            Venture Variable Annuity
                          Venture III Variable Annuity
                        Venture Vantage Variable Annuity
                         Venture Vision Variable Annuity
                        Venture Strategy Variable Annuity
                           Wealthmark Variable Annuity
                         Wealthmark ML3 Variable Annuity

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


          Annuities Service Center           Mailing Address
          164 Corporate Drive                Post Office Box 9505
          Portsmouth, NH 03801-6815          Portsmouth, NH 03802-9505
          (617) 663-3000 or (800) 344-1029   www.jhannuities.com


JHUSA SEP ACCT H SAI 05/09

                                Table of Contents

GENERAL INFORMATION AND HISTORY ..........................................     1
ACCUMULATION UNIT VALUE TABLES ...........................................     1
SERVICES .................................................................     1
   Independent Registered Public Accounting Firm .........................     1
   Servicing Agent .......................................................     1
   Principal Underwriter .................................................     1
   Special Compensation and Reimbursement Arrangements ...................     2
STATE VARIATIONS REGARDING RECOGNITION OF SAME-SEX COUPLES ...............     5
QUALIFIED PLAN TYPES .....................................................     6
LEGAL AND REGULATORY MATTERS .............................................    10
APPENDIX A: AUDITED FINANCIAL STATEMENTS .................................   A-1

                        General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the "Separate Account") (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), ("we," "us," "the Company," or "John Hancock USA") (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Delaware in 1979. Our principal office is located at 38500 Woodward Avenue Bloomfield Hills, Michigan 48304. We also have an Annuities Service Center located at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815. Our ultimate parent is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America ("Manulife North America"), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America's assets, including the assets of the Separate Account and assumed all of Manulife North America's obligations including those under the contracts. The merger had no other effect on the terms and conditions of the contracts or on your allocations among investment options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                         Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the product prospectus.

                                    Services

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2008 and for each of the two years in the period ended December 31, 2008, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to us a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

     - daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

     -    semimonthly commission statements;

     -    monthly summaries of agent production and daily transaction reports;

     -    semiannual statements for contract owners; and

     -    annual contract owner tax reports.


We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.


Principal Underwriter

John Hancock Distributors, LLC, ("JH Distributors"), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2008, 2007, and 2006 were $597,650,909, $657,183,413, and $516,555,523, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.

The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation. You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make, either from 12b-1 distribution fees received from the Contracts' underlying investment Portfolios or out of our own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.

We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.


Revenue sharing payments assist in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determine which firms to support and the extent of the payments we are willing to make, and generally choose to compensate firms that are willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We do not make an independent assessment of the cost of providing such services. Instead, we agree with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may include different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future. The following list includes the names of member firms of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD") (or their affiliated broker-dealers) that we are aware (as of December 31, 2008) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:


NAME OF FIRM

                                   DISTRIBUTOR

                            1st Global Capital Corp.
                           A. G. Edwards & Sons, Inc.
                       AIG - AIG Financial Advisors, Inc.
                       AIG - Advantage Capital Corporation
                        AIG - American General Securities
                        AIG - FSC Securities Corporation
                      AIG - Royal Alliance Associates, Inc.
                     American Portfolios Financial Services
                        AmTrust Investment Services, Inc.
                             Arvest Investment, Inc.
                    Banc of America Investment Services, Inc
                       BancWest Investment Services, Inc.
                                   BOSC, Inc.
                          Cambridge Investment Research

                                   DISTRIBUTOR

                               Centaurus Financial
                         Citigroup Global Markets, Inc.
                           CCO Investment Services Co.
                               Comerica Securities
                         Commonwealth Financial Network
                             Compass Brokerage, Inc.
                         Crown Capital Securities, L.P.
                               CUE Financial Group
                          CUSO Financial Services, L.P.
                            Essex National Securities
                             First Allied Securities
                          Fifth Third Securities, Inc.
                               Founders Financial
                         Geneos Wealth Management, Inc.
                            GunnAllen Financial, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments Inc.
                        Independent Financial Group, LLC
                    ING - Financial Network Investment Corp.
                             ING Financial Partners
                  ING - Multi-Financial Securities Corporation
                    ING - PrimeVest Financial Services, Inc.
                                 InterSecurities
                                Investacorp, Inc.
                         Investment Professionals, Inc.
                        J.J.B. Hilliard, W.L. Lyons, Inc.
                              James T Borello & Co.
                          Janney Montgomery Scott, LLC
                         John Hancock Financial Network
                          Key Investments Services, LLC
                        Lasalle Financial Services, Inc.
                           Lasalle St. Securities, LLC
                     Lincoln Financial Advisors Corporation
                       Lincoln Financial Securities Corp.
                     LPL - Associated Securities Corporation
                               LPL Financial Corp.
                           LPL - Mutual Services Corp.
                              LPL - Uvest Financial
                     LPL - Waterstone Financial Group, Inc.
                           M Holdings Securities, Inc.
                           Main Street Securities, LLC
                   Merrill Lynch, Pierce, Fenner & Smith Inc.
                          MML Investors Services, Inc.
                       Money Concepts Capital Corporation
                            Morgan Keegan & Co., Inc.
                           Morgan Stanley & Co., Inc.
                                 Next Financial.
                                 NFP Securities
                    NPH - Investment Center of America, Inc.
                       NPH - Invest Financial Corporation
                          NPH - National Planning Corp.
                           NPH - SII Investments, Inc.
                    PAC - United Planners Financial Services
                          Pacific West Securities, Inc.
                       Packerland Brokerage Services, Inc.
                        Pension Planners Securities, Inc.
                                  PNC Financial
                          Prime Capital Services, Inc.

                                   DISTRIBUTOR

                                ProEquities, Inc.
                               Prospera Financial
                           Questar Capital Corporation
                            Raymond James Associates
                        Raymond James Financial Services
                             RBC Dain Rauscher, Inc.
                           Robert W. Baird & Co., Inc.
                               Sammons Securities
                            Securities America, Inc.
                           Sigma Financial Corporation
                         Stifel, Nicolaus & Company, Inc
                        The Huntington Investment Company
                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                       Unionbanc Investment Services, Inc.
                      Wachovia Securities Financial Network
                         Wachovia Securities LLC, (ISG)
                         Wachovia Securities LLC, (PCG)
                         Walnut Street Securities, Inc.
                          Wells Fargo Investments, LLC
                        Woodbury Financial Services, Inc.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.


           State Variations Regarding Recognition of Same-Sex Couples


The Federal Defense of Marriage Act ("DOMA") does not recognize civil unions or same-sex marriage. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:

        STATE                  TYPE OF JURISDICTION                   RELATED RULE
--------------------   -----------------------------------   -----------------------------
     California               Domestic Partnership
                                  Civil Union,
     Connecticut                Same-Sex Marriage
District of Columbia          Domestic Partnership
       Hawaii          Reciprocal Beneficiary Relationship
        Maine                 Domestic Partnerships
      Maryland                Domestic Partnership
    Massachusetts               Same-Sex Marriage
    New Hampshire                  Civil Union
                                  Civil Union,               Also recognizes spouses of
     New Jersey               Domestic Partnership           same-sex marriages who were
                                                             married in another
                                                             jurisdiction
      New York                         --                    Recognizes spouses of civil
                                                             unions and same-sex marriages
                                                             who were married in another
                                                             jurisdiction
       Oregon                 Domestic Partnership
    Rhode Island                       --                    Recognizes spouses of civil
                                                             unions and same-sex marriages
                                                             who were married in another
                                                             jurisdiction
       Vermont                     Civil Union
     Washington               Domestic Partnership

                              Qualified Plan Types

TRADITIONAL IRAs

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code Section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.

The tax law requires that annuity payments or other distributions under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

     -    made after the Owner attains age 59 1/2;

     -    made after the Owner's death;

     -    attributable to the Owner being disabled; or

     -    a qualified first-time homebuyer distribution within the meaning of
          Section 72(t) (2) (F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. Distributions must, however, begin after the Owner's death. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in
Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.

If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married tax payer filing a separate return.

These restrictions do not apply in tax years beginning after December 31, 2009.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to a Roth IRA from another Roth IRA or from a designated Roth account within a qualified retirement plan. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee rider, in a proportion determined by the rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

SIMPLE IRA PLANS

In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAs)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP - IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.

SECTION 403(b) QUALIFIED PLANS OR TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK INDEPENDENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any exchange of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution provided the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.

Restrictions on Section 403(b) Qualified Plans

AVAILABILITY. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the
Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

OWNERSHIP. You may not sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a 403(b) Qualified Contract or some or all of such a Contract's value to any person other than us without the consent of an employer, a Plan administrator or a Plan sponsor. A request to transfer ownership must be accompanied by the Required Documentation. In the event we do not receive the Required Documentation and you nonetheless direct us to proceed with a transfer of ownership, the transfer may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.

ADDITIONAL PURCHASE PAYMENTS. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Qualified Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a
Section 403(b) Qualified Plan. Such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the Additional Purchase Payments, the Additional Purchase Payment may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.

WITHDRAWALS. Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     -    earnings on those contributions; and

     - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Qualified Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant's spouse, under Section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59 1/2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a
Section 403(b)(7) custodial account.)

LOANS. Loans from Qualified Contracts intended for use under Section 403(b) Qualified Plans, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) Qualified Plans: 1) that were issued prior to January 1, 2009; 2) that are not subject to Title 1 of ERISA, and 3) that have not elected a guaranteed minimum withdrawal benefit Rider. We will not permit nor support loans from Contracts issued on or after January 1, 2009 in connection with Section 403(b) Qualified Plans.

COLLECTING AND USING INFORMATION. Through your participation in a retirement plan intended to qualify under Section 403(b), the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under the Section 403(b) Qualified Plan, and among their employees. By applying for or purchasing a Contract for use in a Section 403(b) Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract for use in a Section 403(b) Qualified Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Restrictions Under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

     - termination of employment in all Texas public institutions of higher education;

     -    retirement;

     -    death; or

     -    the participant's attainment of age 70 1/2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant's transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. - 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.

Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code Section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan.

Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

     -    the Separate Account; or

     - the ability of the principal underwriter to perform its contract with the Separate Account; or

     - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.

                    APPENDIX A: Audited Financial Statements

                          [To be updated by amendment]

                            PART C OTHER INFORMATION

Guide to Name Changes and Successions:

                                  NAME CHANGES

DATE OF CHANGE       OLD NAME                                   NEW NAME
--------------       ----------------------------------------   -----------------------------------------------
October 1, 1997      NASL Variable Account                      The Manufacturers Life Insurance Company
                                                                of North America Separate Account A
October 1, 1997      North  American  Security Life Insurance   The Manufacturers Life Insurance Company
                     Company                                    of North America
November 1, 1997     NAWL Holding Co., Inc.                     Manulife-Wood Logan Holding Co., Inc.
September 24, 1999   Wood Logan Associates, Inc.                Manulife Wood Logan, Inc
January 1, 2005      The Manufacturers Life Insurance Company   John Hancock Life Insurance Company (U.S.A.)
                     (U.S.A.) Separate Account A                Separate Account A
January 1, 2005      The Manufacturers Life Insurance Company   John Hancock Life Insurance Company (U.S.A.)
                     (U.S.A.)
January 1, 2005      Manulife Financial Securities LLC          John Hancock Distributors LLC
January 1, 2005      Manufacturers Securities Services LLC      John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America ("Manulife North America") merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America's assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

                                    * * * * *

Item 24. Financial Statements and Exhibits

         (a)   Financial Statements

         (1) Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H, [TO BE FILED BY AMENDMENT.]

         (2) Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.), [TO BE FILED BY AMENDMENT.]

         (b)   Exhibits

               (1) (i) Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H - Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to this registration statement, file number 333-70728, filed January 2, 2002 (the "Pre-Effective Amendment").

               (2) Agreements for custody of securities and similar investments
                   - NOT APPLICABLE.


               (3) (i) Underwriting Agreement dated August 10, 1995-- Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 33-76162, filed February 25, 1998.



                   (ii) Promotional Agent Agreement dated January 1, 1996-- Incorporated by reference to Exhibit
                              (b)(3)(ii) to post-effective amendment no. 3 to Form N-4, file number 33-77878, filed February 28, 1997.

                   (iii) Amendment to Promotional Agent Agreement - Incorporated by reference to Exhibit (b)(3)(iii) to Form N-4, file number 33-76162, filed February 25, 1998.


                   (iv) Form of broker-dealer Agreement - Incorporated by reference to Exhibit (b)(3)(iv) to the registration statement on Form N-4 file number 333-70728, filed October 2, 2001. [TO BE UPDATED BY AMENDMENT]

               (4) (i)        (A)   Form of Specimen Flexible Purchase Payment
                                    Individual Deferred Variable Annuity
                                    Contract, Non-Participating (v20/21) -
                                    Incorporated by reference to Exhibit
                                    (b)(4)(i)(A) to post-effective amendment no.
                                    4 to registration statement on Form N-4
                                    (file no. 33-76162) filed April 7, 1997.

                              (B) Form of Specimen Income Plus for Life Rider, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

                              (C) Form of Specimen Income Plus for Life - Joint Life Rider, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

                              (D) Form of Specimen Principal Plus for Life Rider, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

                              (E) Form of Specimen Principal Plus for Life Plus Annual Automatic Step-up Rider, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

                              (F) Form of Specimen Principal Returns Rider, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

                              (G) Form of Specimen Annual Step Death Benefit Rider, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

                   (ii)       (B)   Form of Specimen Flexible Purchase Payment
                                    Individual Deferred Variable Annuity
                                    Contract, Non-Participating (v7) -
                                    Incorporated by reference to Exhibit
                                    (b)(4)(i)(B) to post-effective amendment no.
                                    4 to registration statement on Form N-4
                                    (file no. 33-76162) filed April 7, 1997.

                                    (1)   Form of Specimen Death Benefit
                                          Endorsement to Flexible Purchase
                                          Payment Individual Deferred Variable
                                          Annuity Contract, Non-Participating
                                          (v7) -- Previously filed as Exhibit
                                          (b)(4)(ii)(B)(1) to post-effective
                                          amendment no. 4 to Form N-4 (file no.
                                          33-76162) filed February 25, 1998.

                                    (2)   Form of Specimen Endorsements to
                                          Contract (v7): (i) Individual
                                          Retirement Annuity Endorsement; (ii)
                                          Retirement Equity Act Endorsement;
                                          (iii) Tax-sheltered Annuity
                                          Endorsement; (iv) Qualified Plan
                                          Endorsement Section 401 Plans --
                                          Previously filed as Exhibit
                                          (b)(4)(ii)(B)(2) to post-effective
                                          amendment no. 4 to Form N-4 (file
                                          no.33-76162) filed February 25, 1998.

                              (C) Form of Specimen Death Benefit Endorsement to Venture 3 Contract, Non-Participating -- Previously filed as Exhibit (b)(4)(ii)(C) to post-effective amendment no. 4 to Form N-4 (file no.33-76162) filed February 25, 1998.

                              (D) Form of Fixed Account Endorsement (v20/21) - Previously filed as Exhibit (b)(4)(ii)(E) to post-effective amendment no. 6 to Form N-4 (file no.33-76162) filed March 1, 1999.

                              (E) Form of Roth Individual Retirement Annuity Endorsement - Previously filed as Exhibit
                                    (b)(4)(ii)(F) to post-effective amendment no. 6 to Form N-4 (file no.33-76162) filed March 1, 1999.

                   (iii) Form of Guaranteed Income Rider (v20/21) -- Previously filed as Exhibit (b)(4)(iii) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

                   (iv) Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001NQ.08), incorporated by reference to Exhibit (b)(4)(iv) to Post-Effective Amendment No. 27 to this Registration Statement, File No. 333-70728, filed June 13, 2008.

                   (v) Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001Q.08), incorporated by reference to Exhibit (b)(4)(v) to Post-Effective Amendment No. 27 to this Registration Statement, File No. 333-70728, filed June 13, 2008.

                   (vi) Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR002NQ.08), incorporated by reference to Exhibit (b)(4)(vi) to Post-Effective Amendment No. 27 to this Registration Statement, File No. 333-70728, filed June 13, 2008.

                   (vii) Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR002Q.08), incorporated by reference to Exhibit (b)(4)(vii) to Post-Effective Amendment No. 27 to this Registration Statement, File No. 333-70728, filed June 13, 2008.

            (5)    (i)        Form of Specimen Application for Flexible Purchase
                              Payment Individual Deferred Combination Fixed and
                              Variable Annuity Contract, Non-Participating --
                              Incorporated by reference to Exhibit (b)(5)(i) to post effective amendment 5 to file number
                              333-24657, filed February 28, 2000.

                   (ii) Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract (VENTURE.APP.009.98) - Incorporated by reference to Exhibit (b)(5)(i) to post-effective amendment no. 3 to this registration statement, filed March 1, 1999.

                   (iii) Form of Specimen Flexible Payment Deferred Variable Annuity Application for Venture (APPVEN0507), incorporated by reference to Exhibit
                              (b)(5)(iii) to Post-Effective Amendment No. 27 to this Registration Statement, File No. 333-70728, filed June 13, 2008.

            (6)    (i)        Restated Articles of Redomestication of The
                              Manufacturers Life Insurance Company (U.S.A.) -
                              Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

                   (ii) Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984 -- Incorporated by reference to Exhibit
                              (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

                   (iii) Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(iii) to post-effective amendment no. 20 to this registration statement, filed May 1, 2007.

                   (iv) By-laws of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

                   (v) Amendment to By-Laws reflecting the Company's name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(v) to post-effective amendment no. 20 to this registration statement, filed May 1, 2007.


            (7)    (i)        Form of Variable Annuity Reinsurance Agreement
                              Contract with Connecticut General Life Insurance
                              Company, effective July 1, 1997--Incorporated by reference to Exhibit (b) (7) (i) to Form N-4, file number 333-24657, filed February 26, 1998. [TO BE
                              UPDATED BY AMENDMENT]

                   (ii) Form of Automatic Reinsurance Agreement with Swiss Re Life & Health America Inc., effective August 1, 1995 - Incorporated by reference to Exhibit (b)
                              (7) (iii) to Form N-4, file number 33-28455, filed March 1, 1996. [TO BE UPDATED BY AMENDMENT]


                   (iii) Form of contract of reinsurance in connection with the variable annuity contracts being offered - Contract with Manulife Reinsurance Corporation
                              (USA), effective July 1, 1998 - Incorporated by reference to Exhibit (b)(7)(iv) to Form N-4, file number 33-77878, filed December 16, 1998. [TO BE UPDATED BY AMENDMENT]


                   (iv) Form of Coinsurance Agreement with Peoples Security Life Insurance Company, effective June 30, 1995 - Incorporated by reference to Exhibit 10(iv) to pre-effective amendment No. 1 to Form S-1, file number 333-06011 filed January 29, 1997. [TO BE UPDATED BY AMENDMENT]



                   (v) Form of Automatic Reinsurance Agreement (Agreement 2000-14) with AXA Re Life Insurance Company, effective May 1, 2000. - Incorporated by reference to Exhibit (7) (v) to the Pre-Effective Amendment filed January 2, 2002. [TO BE UPDATED BY AMENDMENT]



                              i     Form of Amendment No. 1 to Automatic
                                    Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incorporated by reference to Exhibit (7) (v)(i) to post-effective amendment no. 1 to Form N-4, filed number 333-70728, filed April 30, 2002 (the
                                    "Post-Effective Amendment No. 1"). [TO BE
                                    UPDATED BY AMENDMENT]


                              ii    Form of Amendment No. 2 to Automatic
                                    Reinsurance Agreement (Agreement 2000-14 dated May 1, 2000 with AXA Re Life Insurance Company. Incorporated by reference to Exhibit (7)(v)(ii) to Post Effective Amendment No. 1. [TO BE UPDATED BY AMENDMENT]

                              iii   Form of Amendment No. 3 to Automatic
                                    Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incorporated by reference to Exhibit (7)(v)(iii) to Post Effective Amendment No. 1. [TO BE UPDATED BY AMENDMENT]

                   (vi) Form of Automatic Reinsurance Agreement (Agreement 2000-21) with AXA Re Life Insurance Company now known as AXA Corporate Solutions Life Reinsurance Company, effective August 15, 2000. Incorporated by reference to Exhibit (7) (vi) to Post Effective Amendment No. 1. [TO BE UPDATED BY AMENDMENT]

                   (vii) Form of Automatic Reinsurance Agreement (Agreement 2001-41) with AXA Corporate Solutions Life Reinsurance Company, effective January 29, 2001. Incorporated by reference to Exhibit (7) (vii) to Post Effective Amendment No. 1. [TO BE UPDATED BY AMENDMENT]

                   (viii) Form of Automatic Reinsurance Agreement (Agreement 2001-47) with AXA Corporate Solutions Life Reinsurance Company, effective July 1, 2001. Incorporated by reference to Exhibit (7)(viii) to Post Effective Amendment No. 1. [TO BE UPDATED BY AMENDMENT]

                              i     Form of Amendment No. 1 to Automatic
                                    Reinsurance Agreement (Agreement 2001-47) dated July 1, 2001 with AXA Corporate Solutions Life Reinsurance Company. Incorporated by reference to Exhibit
                                    (7)(viii)(i) to Post Effective Amendment No.
                                    1. [TO BE UPDATED BY AMENDMENT]

                   (ix) Form of Automatic Reinsurance Agreement (Agreement 2001-48) with AXA Corporate Solutions Life Reinsurance Company, effective July 1, 2001. Incorporated by reference to Exhibit (7)(ix) to Post Effective Amendment No. 1. [TO BE UPDATED BY AMENDMENT]

            (8) Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

                     (i)(A) Form of Remote Service Agreement dated November 1, 1996 with CSC Continuum Inc. -- Incorporated by reference to Exhibit (b)(8)(i) to post-effective amendment no. 3 to Form N-4, file number 33-77878, filed February 28, 1997. [TO BE UPDATED BY AMENDMENT]

                        (B) Amendment to Remote Service Agreement dated March 1999 with CSC Continuum Inc. - Incorporated by reference to Exhibit (b)(8)(ii) to post-effective amendment no. 9 to Form N-4, file number 33-76162 filed April 27, 2000.

                    (ii)(A) Form of Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America - Incorporated by reference to Exhibit
                              (b)(8)(iv) to the registration statement on Form N-4, file number 333-70728, filed October 2, 2001. [TO BE UPDATED BY AMENDMENT]

                   (iii)(A) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

                        (B) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

                        (C) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

                        (D) Shareholder Information Agreement dated October 16, 2007 between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and DWS Scudder Distributors, Inc. on behalf of series of the DWS Investments VIT Funds, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.


                        (E) Participation Agreement among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.


                        (F) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.) and/or John Hancock Life Insurance Company of New York and Allianz Global Investors Distributors LLC on behalf of PIMCO Funds and Fixed Income Shares dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

                        (G) Shareholder Information Agreement dated April 16, 2007 by and between BlackRock Distributors, Inc, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

            (9) Opinion of Counsel and consent to its use as to the legality of the securities being registered - Incorporated by reference to Exhibit (9) to the Pre-Effective Amendment.

            (10) Written consent of Ernst & Young LLP, independent registered public accounting firm, [TO BE FILED BY AMENDMENT]

            (11) All financial statements omitted from Item 23, Financial Statements--NOT APPLICABLE.

            (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners -- NOT APPLICABLE.

            (13) Schedules of computation-- Incorporated by reference to Exhibit (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

            (14)   Financial Data Schedule - NOT APPLICABLE.

            (15)
                   (i) Powers of Attorney (James R. Boyle, Marc Costantini, John D. DesPrez III, Steven Finch, Katherine MacMillan, Hugh McHaffie, Diana Scott, and Warren Thompson) - Incorporated by reference to Exhibit (b)(15)(i) to this registration statement on Form N-4, file number 33-71072, filed November 9, 2007.

                   (ii) Powers of Attorney (Rex Schlaybaugh, Jr. and Stephen R. McArthur), incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

Item 25. Directors and Officers of the Depositor.

     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


                         EFFECTIVE AS OF MARCH 23, 2009



NAME AND PRINCIPAL BUSINESS ADDRESS   POSITION WITH DEPOSITOR
-----------------------------------   -----------------------------------------------------------------------
John D. DesPrez III*                  Chairman & President

Hugh McHaffie*                        Director, Executive Vice President, Wealth Management

James R. Boyle*                       Director, Executive Vice President, Life Insurance

Steven A. Finch*                      Director, Executive Vice President & General Manager, John Hancock Life
                                      Insurance

Marc Costantini*                      Director, Executive Vice President & General Manager, John Hancock
                                      Annuities

Scott Hartz***                        Director, Executive Vice President and Chief Investment Officer, US
                                      Investments

Diana Scott*                          Director, Senior Vice President, Human Resources

Rex Schlaybaugh, Jr.*                 Director

Katherine MacMillan**                 Director, Executive Vice President & General Manager, John Hancock
                                      Retirement Plan Services

Stephen R. McArthur**                 Director, Executive Vice President & General Manager, Reinsurance

Jonathan Chiel*                       Executive Vice President & General Counsel

Lynne Patterson*                      Senior Vice President & Chief Financial Officer

Peter Levitt**                        Senior Vice President & Treasurer

Jeffery J. Whitehead*                 Vice President & Controller

Allan Hackney*                        Senior Vice President & Chief Information Officer

Emanuel Alves*                        Vice President, Counsel & Corporate Secretary

Kris Ramdial**                        Vice President, Treasury

John Brabazon***                      Vice President & CFO, US Investments

Philip Clarkson*                      Vice President, Taxation

Brian Collins**                       Vice President, Taxation

Mitchell A. Karman*                   Vice President, Chief Compliance Officer & Counsel

Richard Harris***                     Appointed Actuary


*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  Principal business office is 197 Clarendon Street, Boston, MA 02117

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the "Company"), operated as a unit investment trust. Registrant supports benefits payable under the Company's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2008 appears below:

                          [TO BE UPDATED BY AMENDMENT]

Item 27. Number of Contract Owners.

As of December 31, 2008, there were 145,935 qualified contracts and 102,205 non-qualified contracts of the series offered hereby outstanding.

Item 28. Indemnification.

     Article XII of the Restated Articles of Redomestication of the Company provides as follows:

     No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director's fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

          i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

          ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

          iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

          iv) a transaction from which the director derived an improper personal benefit; or

          v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.

     If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

     Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY                                           CAPACITY IN WHICH ACTING
--------------------------                                           ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H        Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A        Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N        Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I        Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L        Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M        Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A     Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B     Principal Underwriter
John Hancock Variable Annuity Account H                                Principal Underwriter
John Hancock Variable Annuity Account U                                Principal Underwriter
John Hancock Variable Annuity Account V                                Principal Underwriter
John Hancock Variable Life Account UV                                  Principal Underwriter
John Hancock Variable Annuity Account I                                Principal Underwriter
John Hancock Variable Annuity Account JF                               Principal Underwriter
John Hancock Variable Life Account S                                   Principal Underwriter
John Hancock Variable Life Account U                                   Principal Underwriter
John Hancock Variable Life Account V                                   Principal Underwriter


     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Barry Evans+, Steve Finch***, Lynne Patterson*, Christopher M. Walker**, and Karen Walsh*) who have authority to act on behalf of JHD LLC.


          *    Principal business office is 601 Congress Street, Boston, MA
               02210

          ** Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

          ***  Principal business office is 197 Clarendon St, Boston, MA 02116


          +    Principal business office is 101 Huntington Street, Boston, MA
               02199


     (c)  None.

Item 30. Location of Accounts and Records.

     All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31. Management Services.

     None.

Item 32. Undertakings.

     (a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

          John Hancock Life Insurance Company (U.S.A.) ("Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

     (b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

          Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of
          Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

     (c)  Undertakings Pursuant to Item 32 of Form N-4

          (1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

          (2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

          (3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 25th day of March 2009.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT H
(Registrant)


By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
    (Depositor)


By: /s/ John D. DesPrez III
    ---------------------------------
    John D. DesPrez III
    Chairman and President


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ John D. DesPrez III
    ---------------------------------
    John D. DesPrez III
    Chairman & President

                                   SIGNATURES


         As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the
Depositor on the 25th day of March 2009.



Signature                               Title
---------                               -----


/s/ John D. DesPrez III                 Chairman & President
-------------------------------------   (Principal Executive Officer)
John D. DesPrez III


/s/ Lynne Patterson                     Senior Vice President & Chief Financial Officer
-------------------------------------   (Principal Financial Officer)
Lynne Patterson


/s/ Jeffery J. Whitehead                Vice President & Controller
-------------------------------------   (Principal Accounting Officer)
Jeffery J. Whitehead


         *                              Director
-------------------------------------
James R. Boyle


         *                              Director
-------------------------------------
Marc Costantini


         *                              Director
-------------------------------------
Steven A. Finch


                                        Director
-------------------------------------
Scott Hartz


         *                              Director
-------------------------------------
Katherine MacMillan


         *                              Director
-------------------------------------
Stephen R. McArthur


         *                              Director
-------------------------------------
Hugh McHaffie


         *                              Director
-------------------------------------
Rex Schlaybaugh, Jr.


         *                              Director
-------------------------------------
Diana Scott


* /s/ Thomas J. Loftus                  Senior Counsel - Annuities
-------------------------------------
Thomas J. Loftus
Pursuant to Power of Attorney